1867 YONGE STREET INC.

AND

Peace Arch Entertainment Group Inc.

1867 YONGE STREET
TORONTO, ONTARIO

December 5th, 2006

Page

ARTICLE 1

SUMMARY PROVISIONS

1

ARTICLE 2

INTENT AND INTERPRETATION

3

2.1

Net Lease

3

2.2

Reasonableness

3

2.3

Entire Agreement

3

2.4

Collateral Rights

3

ARTICLE 3

LEASE OF PREMISES

3

3.1

Lease of Premises

3

3.2

Measurement of Premises and Rent Adjustment

4

3.3

Common Areas

4

3.4

Condition of Premises

4

3.5

Relocation of Premises

4

ARTICLE 4

RENT

4

4.1

Rent

4

4.2

General

5

ARTICLE 5

TAXES

6

5.1

Landlord’s Responsibility to Pay Taxes

6

5.2

Tenant’s Share of Taxes

6

5.3

Contestation of Taxes

7

5.4

Sales Taxes

7

5.5

Tax Indemnification

7

ARTICLE 6

OPERATING EXPENSES AND UTILITIES

7

6.1

Tenant’s Proportionate Share of Operating Expenses

7

6.2

Utilities

7

ARTICLE 7

SERVICES AND OPERATION OF BUILDING

7

7.1

Services to Premises

7

7.2

Services to Building

8

7.3

Control of Building

8

7.4

Interruption of Services

8

ARTICLE 8

USE OF PREMISES

8

8.1

Use

8

8.2

No Warranty of Use

8

8.3

Continuous Operation

9

-i-

(continued)

Page

ARTICLE 9

INSURANCE AND NON-LIABILITY

9

9.1

Tenant’s Insurance

9

9.2

Increased Risk and Remedies

10

9.3

Loss or Damage

11

9.4

General Indemnification of Landlord

11

9.5

Benefit of Exculpatory and Indemnity Provisions

11

ARTICLE 10

TENANT RESPONSIBILITIES

12

10.1

Maintenance and repairs

12

10.2

Landlord’s Approval of Tenant’s Improvements

12

10.3

Ownership of Improvements

13

10.4

Tenant to Discharge All Liens

13

10.5

Tenant Not to Overload Utilities and Services

13

10.6

Termination of Lease

13

10.7

Exterior Appearance of Premises

14

10.8

Obligation Towards Other Tenants and Users of the Building

14

10.9

Fire Protection

14

10.10

Telephone and Computer Systems

14

ARTICLE 11

DAMAGE, DESTRUCTION, EXPROPRIATION

15

11.1

Damage or Destruction of Premises

15

11.2

Destruction of Building

15

11.3

Insurance Proceeds

16

11.4

Tenant’s Property

16

11.5

Negligence of Tenant

16

11.6

Expropriation

16

ARTICLE 12

LANDLORD’S RIGHT OF ENTRY

16

12.1

Entry by Landlord

16

12.2

Right to Show Premises

17

ARTICLE 13

ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS

17

13.1

Transfer

17

13.2

Landlord’s Consent

17

13.3

Public Corporations

18

13.4

Landlord’s Termination Right

18

13.5

Acceptance of Rent

18

-ii-

(continued)

Page

13.6

Conditions of Consent

19

13.7

Advertising of Premises

19

ARTICLE 14

SUBORDINATION AND STATUS STATEMENT

19

14.1

Subordination

19

14.2

Status Statement

20

ARTICLE 15

DEFAULT AND RECOURSES

20

15.1

Default

20

15.2

Interest and Costs

21

15.3

Right to Re-Enter

21

15.4

Right to Relet

21

15.5

Legal Expenses

22

15.6

Landlord May Perform Covenants

22

15.7

Landlord May Follow Chattels

22

15.8

Waiver of Exemptions

22

ARTICLE 16

MISCELLANEOUS

23

16.1

Rules and Regulations

23

16.2

Timeliness

23

16.3

No Tacit Renewal

23

16.4

Successors

23

16.5

Tenant Partnership

23

16.6

No Partnership

23

16.7

No Waiver

23

16.8

Compliance With Laws

24

16.9

Force Majeure

24

16.10

Decision of Expert

24

16.11

Notices

24

16.12

Registration

24

16.13

Assignment by Landlord

25

16.14

No Broker

25

16.15

Governing Law

25

16.16

Authorization to obtain credit information

25

16.17

Schedules

25

-iii-

(continued)

Page

16.18

Application of Payments

25

16.19

Liability of Landlord

25

16.20

Demolition

26

ARTICLE 17

SPECIAL CONDITIONS

26

17.1

Fixturing Period

26

17.2

Free Minimum Rent

26

17.3

Measurement

26

17.4

Tenant’s Work

26

17.5

Landlord’s Work

26

17.6

Option to Extend

27

17.7

Tenant Access to Building and Premises

27

17.8

Signage

27

17.9

Parking

27

17.10

Restoration

27

17.11

Right of First Offer

28

17.12

Right to Reassign or Sublet

28

17.13

Building HVAC Hours

28

17.14

Environment

28

-iv-

AGREEMENT OF LEASE FOR OFFICE PREMISES made on the 13th day of December, 2006.

BETWEEN:

1867 Yonge Street Inc.

(the “Landlord”)

AND:

Peace Arch Entertainment Group Inc.

(the “Tenant”),

In consideration of the rents and agreements hereinafter contained, the parties agree to lease the Premises on the following terms:

ARTICLE 1 SUMMARY PROVISIONS	LEASE SECTIONS
1.1 Premises: That certain office space currently identified as “Suite 600 and Suite 700” on the sixth (6th) and seventh (7th) floor in the building known as “1867 Yonge Street”, located in the City of Toronto, Province of Ontario, containing approximately Fifteen Thousand, Three Hundred and Eighty-Four (15,384) square feet of Gross Rentable Area representing the entire seventh (7th) floor and a portion of the sixth (6th) floor. The Premises are shown in that approximate location outlined in red on Schedule ”A”.	3.1
1.2 Term: Seven (7) Years	3.1
1.3 Commencement Date: AUGUST 1, 2007
1.4 Expiration Date: July 31, 2014

1.5

Minimum Rent:

Years 1 – 2  Thirteen Dollars ($13.00) per square foot of Gross Rentable Area, and representing an annual rent of One Hundred and Ninety-Nine Thousand, Nine Hundred and Ninety-Two Dollars ($199,992.00), payable in equal consecutive monthly installments of Sixteen Thousand and Six Hundred and Sixty-Six Dollars ($16,666.00) each payable in advance on the first (1st) day of each month, commencing on the Commencement Date and continuing throughout the first (1st), and second (2nd) years of the Term of the Lease.

Years 3 – 5 Fifteen Dollars and Fifty Cents ($15.50) per square foot of Gross Rentable Area, and representing an annual rent of Two Hundred and Thirty-Eight Thousand, Four Hundred and Fifty-Two Dollars ($238,452.00), payable in equal consecutive monthly installments of Nineteen Thousand, Eight Hundred and Seventy-One Dollars ($19,871.00) each payable in advance on the first (1st) day of each month, commencing on August 1, 2009 and continuing throughout the third (3rd), fourth (4th) and fifth (5th) years of the Term of the Lease.

Year 6 Sixteen Dollars and Fifty Cents ($16.50) per square foot of Gross Rentable Area, and representing an annual rent of Two Hundred and Fifty-Three Thousand, Eight Hundred and Thirty-Six Dollars ($253,836.00), payable in equal consecutive monthly installments of Twenty-One Thousand, One Hundred and Fifty-Three Dollars ($21,153.00) each payable in advance on the first (1st) day of each month, commencing on August 1, 2012 and continuing throughout the sixth (6th) year of the Term of the Lease.

Year 7 Seventeen Dollars ($17.00) per square foot of Gross Rentable Area, and representing an annual rent of Two Hundred and Sixty-One Thousand, Five Hundred and Twenty-Eight Dollars ($261,528.00), payable in equal consecutive monthly installments of Twenty-One Thousand, Seven Hundred and Ninety-Four Dollars ($21,794.00) each payable in advance on the first (1st) day of each month, commencing on August 1, 2013 and continuing throughout the seventh (7th) year of the

Term of the Lease.	4.1

1.6

Proportionate Share of Operating Expenses:  14.71% in accordance with BOMA 1996 standards.

For purposes of information and without representation or guarantee, the estimated annual rate for Operating Expenses for the 2006 operating year is Eight Dollars and Forty Cents ($8.40) per square foot of Gross Rentable Area of the Premises, subject to adjustments by Landlord.

4.1, 6.1

1.7

Proportionate Share of Taxes: 14.71% in accordance with BOMA 1996 standards.

For purposes of information and without representation or guarantee, the estimated annual rate for Taxes for the 2006 operating year is Six Dollars and Thirty-Seven Cents ($6.37) per square foot of Gross Rentable Area of the Premises, subject to adjustments by Landlord.

4.1, 5.2
1.8 Charge for Utilities: Two Dollars and Thirteen Cents ($2.13) per square foot of the Gross Rentable Area of the Premises, per year, subject to Landlord’s adjustment.	4.1, 6.2

1.9

Authorized Use:  The Premises shall be used primarily as a business office for the purpose of operating a film, programming and television business.  The Premises may also be used for general office purposes.

8.1 Schedule “C” sub-para. 2
1.10 Addresses for Notices: to Landlord: Crown Property Management Inc 45 Sheppard Avenue East Suite 302 Toronto, ON. M2N 5W9 Attention: Les Miller, Chief Operating Officer Fax: (416) 222-0910 to Tenant: Peace Arch Entertainment Group Inc. c/o Cushman & Wakefield LePage 33 Yonge Street, Suite 1000 Toronto, ON, M5E 1S9 Attention: Lee Billinkoff Fax: (416) 359-2613	16.11
1.11 Broker: The Broker is Cushman &Wakefield LePage.	16.14

1.12

Security Deposit:  Seventy-Nine Thousand, Nine Hundred and Four Dollars and Fifty Cents ($79,904.50) deposit of Two (2) months Basic and Additional Rent (the “Deposit”) will be submitted to Landlord’s Agent “In Trust”, as a deposit and is to be applied in payment of the first (1st) two (2) months’ rent following the completion of the Rent Free Period (August 2008 and September 2008).

1.13 Special conditions: Fixturing Period Free Minimum Rent

Measurement

Tenant’s Work

Landlord’s Work

Option to Extend

Tenant Access to Building and Premises

Signage

Parking

Restoration

Right of First Offer

Right to Assign or Sublet

Building HVAC Hours

Environment

Art. 17 17.1 17.2 17.3 17.4 17.5 17.6 17.7 17.8 17.9 17.10 17.11 17.12 17.13 17.14

The provisions of this Article 1 summarize certain terms of the Lease which are more fully described in the balance of the Lease and form an integral part of the Lease.  In the event of a conflict or inconsistency between the provisions of Article 1 and the balance of the Lease, the provisions of the balance of the Lease shall prevail.  Capitalized terms shall have the meanings set forth in Schedule “C” or otherwise defined in the body of the Lease.

ARTICLE 2
INTENT AND INTERPRETATION

2.1

Net Lease

This Lease is intended by the parties to be an absolutely net lease to Landlord, except as otherwise expressly provided herein.  Any amounts, charges, impositions and outlays which are not expressly declared herein to be that of Landlord related to the Premises shall be deemed to be an obligation of Tenant to be paid for by Tenant.

2.2

Reasonableness

Landlord and Tenant shall act reasonably in the performance of their obligations and the exercise of their rights (including the giving of a Notice, consent or approval) pursuant to the Lease, unless a right is stated herein to be exercisable at the sole discretion of a party.  The strict enforcement of time limits provided for in the Lease shall be considered to be acting reasonably.

2.3

Entire Agreement

This Lease is the entire agreement between Landlord and Tenant.  Tenant further acknowledges that the execution of this Lease shall constitute a conclusive presumption that all agreements and representations, written or verbal, previously entered into or made by the parties or their agents shall be solely those set forth in the Lease and may be amended only by an agreement in writing signed by both Landlord and Tenant.  Landlord shall prepare any amendment of the Lease as aforesaid and Tenant shall pay to Landlord Landlord’s Costs of such preparation, unless such amendment is requested by Landlord.

2.4

Collateral Rights

[INTENTIONALLY DELETED]

ARTICLE 3
LEASE OF PREMISES

3.1

Lease of Premises

Tenant shall lease the Premises for the Term.

3.2

Measurement of Premises and Rent Adjustment

Subject to Section 17.3, Landlord may at any time during the Term calculate the GRA in accordance with its measurement of the Premises based on BOMA 1996 methodology.

Where the GRA as certified by Landlord or the Expert (in this case, the Expert being a surveyor or an architect) is different from the GRA set forth in Section 1.1, such certificate of GRA shall be conclusively binding on the parties and the Rent shall be adjusted accordingly as and from the Commencement Date.

3.3

Common Areas

Tenant shall have the right to use the Common Areas in common with the others entitled thereto, for:

(a)

the purposes for which they are intended; and

(b)

during such hours as they may be available (which shall be not less than Normal Business Hours), as determined by Landlord.

This right shall not be transferable except to a permitted subtenant, assignee or user pursuant to Article 13 of the Lease.

3.4

Condition of Premises

[INTENTIONALLY DELETED]

3.5

Relocation of Premises

[INTENTIONALLY DELETED]

ARTICLE 4
RENT

4.1

Rent

Throughout the Term, Tenant shall pay to Landlord the following Rent:

(a)

the Minimum Rent;

(b)

the Proportionate Share of Operating Expenses;

(c)

the Proportionate Share of Taxes;

(d)

the Sales Taxes payable to Landlord in accordance with Section 5.4; and

(e)

the aggregate of:

(i)

the charges for utilities in accordance with Section 6.2;

(ii)

the charges for any additional services provided by Landlord at the request of Tenant; and

(f)

such other costs, charges, amounts and expenses as are required to be paid by Tenant to Landlord under the Lease.

4.2

General

(a)

Tenant shall pay the Rent to Landlord immediately when due, without Notice or demand, and without deduction, set-off, compensation, or abatement, except as expressly provided in this Lease, in lawful money of Canada, at the address mentioned in Section 1.10, or such other address in Canada as may be designated by Landlord;

(b)

Tenant shall pay items of Rent of a recurring nature (including without limitation the Minimum Rent, the Proportionate Share of Operating Expenses, the Proportionate Share of Taxes and the charges for utilities) in advance on the first day of each month of the Term, subject to the provisions of Sections 4.2 (g), 5.2, 6.1 and 6.2; Tenant shall pay all other items of Rent within 5 business days of the delivery of an invoice therefor;

(c)

Tenant shall pay interest at the Prime Rate, applicable at the date of Tenant’s default, plus three percent (3%) per annum on all arrears of Rent for the period of time any Rent remains unpaid;

(d)

In the event that Tenant fails to pay any item of Rent within five (5) days of receipt of notice of late payment from the Landlord for any 2 months (which do not have to be consecutive) during any Rental Year, Tenant agrees to pay to Landlord for such delay, in addition to the interest owed pursuant to Section 4.2 (c), a sum equivalent to fifteen percent (15%) of any such amounts then in default, which amount the parties agree is a genuine pre-estimate of the damages that may be reasonably anticipated to be suffered by the Landlord as a result of such default.  Such amount shall be payable by Tenant whether or not such default is remedied prior to the claim for such liquidated damages;

(e)

Tenant shall upon Landlord’s request, make all payments under this Lease by way of electronic funds transfer from Tenant’s bank account and shall execute and deliver either concurrently with this Lease or from time to time within three (3) days excluding Saturday, Sunday and any statutory holiday following the request therefore, such documentation as may be required by Landlord and its bank in order to effect all payments under this Lease by electronic funds transfer;

(f)

Landlord shall determine Operating Expenses and Taxes without duplication in accordance with generally accepted accounting principles consistently applied for the real estate industry;

(g)

Landlord may estimate items of Additional Rent of a recurring and variable nature and advise Tenant in writing thereof.  Tenant shall pay to Landlord the amounts so estimated in equal consecutive monthly installments in advance over each Rental Year or a portion thereof; in the case of Taxes, however, Tenant shall pay to Landlord the full amount of such estimate in equal consecutive monthly installments commencing with the first month following such estimate and terminating on the tax due date or Specified Date;

(h)

Within 180 days after the expiry of each Rental Year, Landlord shall deliver to Tenant audited statements of Operating Expenses, Taxes, Tenant’s Proportionate Share of Operating Expenses and Tenant’s Proportionate Share of Taxes.  If Tenant has paid more than such statement specifies, Landlord shall, at the time it delivers the statements refund the excess (unless Tenant is then in monetary default under any term or condition of this Lease) without interest or if Tenant has paid less than such statement specifies, Tenant shall pay the deficiency, any such adjustment amounts to be applied or paid within thirty (30) days after delivery of Landlord’s statement;

(i)

The obligations of the parties to pay any amount of Rent or to adjust pursuant to the preceding sub-paragraph (h) for the final Rental Year shall survive the expiration of the Term;

(j)

If the Commencement Date is not the first day of a calendar month or if the Expiration Date is not the last day of a calendar month, Rent for the relevant part of the month shall be prorated on a per diem basis;

(k)

Notwithstanding any contrary provisions of the Lease, if, at any time during a Rental Year, the Building is not at least one hundred percent (100%) occupied and operational, the Landlord shall have the right to increase those items of Operating Expenses which vary with the extent of the occupancy or use of the rentable premises in the Building (including without limitation, cleaning costs, supplies, garbage removal, etc.) to such an amount, as in the reasonable estimation of Landlord, would have been incurred if the Building were one hundred percent (100%) occupied and operational for the entire Rental Year and the amount of such increase shall be included in the Operating Expenses.  In no event however, shall Tenant have to pay an amount higher than it would have paid if the Building had been fully occupied and operational;

(l)

Landlord shall in its determination of Operating Expenses and Taxes make such allocations and attributions in respect to various components of the Building as may be necessary and reasonable; and

(m)

Tenant may only dispute a statement issued by Landlord of the items of Additional Rent and claim a readjustment if it gives written notice to Landlord within six (6) months after the delivery of the statement to Tenant.

ARTICLE 5
TAXES

5.1

Landlord’s Responsibility to Pay Taxes

Subject to Section 5.2, Landlord shall pay all Taxes to the competent tax authorities.

5.2

Tenant’s Share of Taxes

Tenant shall pay to Landlord, as Additional Rent, its Proportionate Share of Taxes.  Landlord may, based on a reasonable standard for commercial buildings, determine, allocate and adjust Taxes as among tenants and occupants of the Building.  Landlord shall not be required to adjust, continue to adjust or make the same determination or allocation of Taxes from year to year.  Payment on account of Taxes shall be made not later than on the tax due date or on the Specified Date, subject to Sections 4.2 (b), (g) and (h).

5.3

Contestation of Taxes

Tenant shall pay to Landlord, as part of Operating Expenses, its proportionate share of all fees and expenses reasonably incurred by Landlord with respect to the contestation of the Taxes or of the assessment of the Building, including without limitation legal, appraisal, administration and overhead expenses.  The Taxes which shall be contested by Landlord shall nevertheless be paid by Tenant in accordance with Section 5.2 of this Lease, provided however that if Tenant has paid its share of such contested Taxes and that Landlord receives as a result of such contestation a reimbursement of those Taxes, Landlord shall reimburse to Tenant an appropriate portion of such reimbursement, after having deducted those expenses which shall not have been already charged to Tenant.  Landlord shall have no obligation to contest, object to or to litigate the levying or imposition of any Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Taxes without notice to, consent or approval of Tenant.

5.4

Sales Taxes

Tenant shall pay to Landlord any Sales Taxes at the same time as the amounts to which such Sales Taxes apply and which are payable to Landlord under the Lease.  Although Sales Taxes are not considered to be Rent, Landlord shall have the same recourses for recovery of such amounts as it has for non-payment of Rent under the Lease or at law.

5.5

Tax Indemnification

Tenant shall indemnify and save Landlord harmless from all losses, costs, charges, penalties, and expenses arising from Tenant’s non-payment of Taxes, business taxes (if any) or Sales Taxes, as well as of any taxes that are imposed in lieu of same, whether against Landlord or Tenant.

ARTICLE 6
OPERATING EXPENSES AND UTILITIES

6.1

Tenant’s Proportionate Share of Operating Expenses

Tenant shall pay to Landlord, as Additional Rent, the Proportionate Share of Operating Expenses.

6.2

Utilities

Tenant shall pay to Landlord, as Additional Rent, the costs of all electricity and other utilities supplied to or used or consumed in the Premises as set forth in Schedule “D”.  Landlord may require Tenant to install a check meter, at Tenant’s expense, for the purpose of determining the costs of such utilities.  The cost of electricity to Tenant for the Premises shall not exceed the amount which the authority providing the same would charge to Tenant if Tenant were directly metered and billed by the competent authority.

ARTICLE 7
SERVICES AND OPERATION OF BUILDING

7.1

Services to Premises

Landlord shall provide the following services to the Premises, subject to the further provisions set forth in Schedule “D”:

(a)

heating, ventilation and air-conditioning as required for the comfortable use and occupancy of the Premises during Normal Business Hours; such services to the Premises outside of Normal Business Hours shall be available in two (2) hours increments, at Tenant’s sole expense and in accordance with Landlord’s prevailing rates; notwithstanding the foregoing, the Tenant shall pay to the Landlord, as Additional Rent, the cost of all chilled or condenser water supplied to the Premises, at the rate established from time to time by the Landlord, at its discretion;

(b)

cleaning services; and

(c)

utilities for lighting and equipment.

7.2

Services to Building

Landlord shall provide the following services to the Building (not including the Premises):

(a)

elevators as set forth in Schedule “D”;

(b)

washroom facilities;

(c)

heating, ventilation, air-conditioning, lighting and cleaning in the appropriate interior portions of the Common Areas;

(d)

snow removal and landscape maintenance for the appropriate exterior portions of the Common Areas;

(e)

exterior window washing;

(f)

replacement of tubes and ballasts; and

(g)

garbage removal.

7.3

Control of Building

Landlord shall perform any acts which it determines to be advisable for the more efficient and proper operation of the Building.  More particularly and without limiting the generality of the foregoing, Landlord shall be entitled to do the following:

(a)

obstruct or close off all or any part of the Building for the purpose of maintenance, repair, alteration or construction;

(b)

regulate the delivery or shipping of supplies and fixtures to the Premises;

(c)

construct other buildings, structures or Improvements in the Building and make alterations and additions to the Building and its Common Areas; and

(d)

relocate or modify Common Areas.

7.4

Interruption of Services

Landlord may elect at its sole discretion, without any obligation or liability to Tenant, and without such action constituting an eviction of Tenant, to discontinue or modify any services required of it as a result of Landlord’s exercise of the rights conferred under Section 7.3, provided that access to the Premises and Common Areas is not materially interfered with.

ARTICLE 8
USE OF PREMISES

8.1

Use

The Premises shall be used and occupied by Tenant for the purpose of carrying on the Authorized Use and for no other purpose.  Tenant shall not permit any part of the Premises to be occupied by any Person other than Tenant or a permitted assignee or subtenant and their respective employees.

8.2

No Warranty of Use

Landlord does not make any representation or warranty whatsoever to Tenant in respect of the use of the Premises which is permitted under applicable Laws during the Term or is permitted by any applicable zoning by-laws during the Term.  Nothing herein shall be interpreted so as to imply that the Lease is conditional upon the Tenant obtaining any permit for the carrying on of its business from any municipal or other authority.  Tenant shall be solely responsible to obtain, at its own cost, all permits, consents and authorizations required for its occupation of the Premises and the operation of its business therein.

8.3

Continuous Operation

Tenant shall occupy the Premises throughout the Term and shall continuously and actively conduct in the whole of the Premises the business permitted by the Authorized Use.  Tenant acknowledges that its continued occupancy of the Premises and the continuous and active conduct of its business in the Premises are of the utmost importance to Landlord in:

(a)

avoiding the appearance and impression generally created by vacant space;

(b)

facilitating the leasing of vacant space in the Building and the lease renewals of existing tenants;

(c)

maximizing the rents payable to the Landlord both by existing tenants and new tenants of the Building; and

(d)

maintaining the character, quality and image of the Building.

Notwithstanding the foregoing, if Tenant fails to operate continuously in the Premises as of the Commencement Date as provided in this section 8.3 but continues to pay all Rent as and when due it shall not be considered to be a default hereunder.

ARTICLE 9
INSURANCE AND NON-LIABILITY

9.1

Tenant’s Insurance

Tenant shall maintain during the Term and any renewal thereof or later occupation of the Premises insurance with respect to its interest in the Premises, the fixtures and Improvements made by or on behalf of Tenant in the Premises, and all operations of Tenant in and from the Premises.

Tenant’s insurance shall be in amounts equal to those maintained by prudent tenants of similar premises and shall, without limiting the foregoing, cover the following risks:

(a)

“all risks” (including flood and earthquake) coverage for property of every kind owned by Tenant or for which Tenant is legally liable or installed by or on behalf of Tenant and which is located within the Building, including, without limitation, all of Tenant’s furniture and movable equipment and all leasehold improvements and other Improvements, in an amount not less than the full replacement cost thereof;

(b)

“all risks” Tenant’s legal liability insurance in an amount not less than the full replacement cost of the Premises, including loss of their use;

(c)

comprehensive general liability insurance including, but not limited to property damage, public liability, personal injury liability, contractual liability, non-owned automobile liability and contractor’s protective insurance coverage, all on an occurrence basis with respect to the use, occupancy, activities or things on the Premises and with respect to the use and occupancy of any other part of the Building by Tenant or any of its employees, agents, contractors or persons for whom Tenant is in law responsible with coverage of not less than Five Million Dollars ($5,000,000.00) for each occurrence involving bodily injury, death or property damage (or for such higher limits as Landlord may reasonably require from time to time);

(d)

business interruption insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to the perils insured against in subparagraph 9.1 (a) and other perils commonly insured against by prudent tenants; and

(e)

such other coverage as Landlord or the Mortgagee may require having regard to the risks which are customarily insured against by prudent tenants of like premises.

Such insurance shall include:

(A)

Landlord and any Mortgagee designated by Notice from Landlord together with those for whom they are in law responsible as named insureds as their respective interests may appear;

(B)

a severability of interests and cross-liability clauses protecting Landlord in respect  of claims by Tenant as if Landlord was separately insured;

(C)

a provision prohibiting the insurer from materially altering or canceling the coverage without first giving Landlord at least 30 days prior Notice thereof; and

(D)

a waiver of any subrogation rights which Tenant’s insurers may have against Landlord and against those for whom Landlord is in law responsible.

Tenant shall provide Landlord with certificates of such insurance and any renewals thereof and, at Landlord’s request, with a certified copy of its insurance policy(ies).

9.2

Landlord’s Insurance

Subject to general availability on reasonable commercial terms, the Landlord shall effect and maintain during the Term:

(a)

“all risks” insurance which shall insure the Building for an amount not less than the replacement cost thereof from time to time (excluding foundations at the Landlord’s option), against loss or damage by perils now or hereafter from time to time embraced by or defined in a standard all risks insurance policy;

(b)

broad form boiler and machinery insurance on objects defined in a standard broad form boiler and machinery policy against accidents as defined therein, with limits of not less than ten million dollars ($10,000,000), which coverage shall include, without limitation, loss or damage of whatsoever kind or nature by reason of explosion or collapse by vacuum or cracking, burning, or bulging of any steam or hot water boilers, pipes and accessories and loss of rental income;

(c)

“all risks” rent and rental value insurance in an amount sufficient to replace all Minimum Rent and Additional Rent payable under the provisions of this Lease for an indemnity period of one (1) year or such other period as the Landlord may determine;

(d)

comprehensive general liability insurance against claims for bodily injury (including death); personal injury and property damage arising out of all operations in connection with the management and administration of the Building, in an amount not less than five million dollars ($5,000,000) inclusive of any one occurrence; and

(e)

such other coverage, or increases in the amount of coverage specified above in this Section 9.2, as any Mortgagee may require from time to time or as the Landlord may deem prudent from time to time;

with such deductibles and exclusions as the Landlord deems appropriate from time to time. Notwithstanding the Landlord’s obligation to insure as set out above and the Tenant’s contribution to the cost of the Landlord’s insurance premiums, (i) the Tenant is not relieved of any liability arising from or contributed to by its negligence or its wilful acts or omissions, (ii) no insurable interest is conferred upon the Tenant under the Landlord’s insurance policies, and (iii) the Tenant has no right to receive proceeds from the Landlord’s insurance. Landlord’s insurance shall contain a waiver of subrogation rights which Landlord’s insurers may have against Tenant, Tenant’s insurers and persons under Tenant’s care and control.

9.3

Increased Risk and Remedies

Tenant shall not do or commit any act upon the Premises or bring into or keep upon the Premises any Article which will affect the fire risk or increase the rate of fire insurance or other insurance on the Building.  Without limiting the foregoing, in no event shall any inflammable materials, except for kinds and quantities required for ordinary office occupancy and permitted by the insurance policies covering the Building, or any explosives whatsoever, be taken into the Premises or retained therein.

Tenant shall comply with the rules and requirements of Landlord’s insurers’ inspection service and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Building, including policies insuring against contractual and extra-contractual liability.

Should the rate of any type of insurance on the Building be increased by reason of any violation of the Lease by Tenant, Landlord, in addition to all other remedies, may pay the amount of such increase, and the amount so paid shall become due and payable immediately by Tenant and collectible as Additional Rent.

Should any insurance policy on the Building be cancelled or threatened to be cancelled by the insurer by reason of the use and occupation of the Premises or any part thereof by Tenant or by any permitted assignee, subtenant, concessionaire or licensee of Tenant, or by anyone permitted by Tenant to be upon the Premises, Landlord may at its option terminate the Lease by leaving at the Premises a Notice of its intention to do so and thereupon Rent and other payments for which Tenant is liable hereunder shall be apportioned and paid in full to the effective date of termination under such Notice and Tenant shall forthwith deliver vacant possession of the Premises to Landlord.  Landlord may also, at its option and at the expense of Tenant, enter upon the Premises and rectify the situation causing such cancellation or threatened cancellation.

9.4

Loss or Damage

Notwithstanding any other provisions in this Lease or the Laws, Landlord shall not be liable for damage to or loss, theft, or destruction of property at any time in or on the Premises or in or about the building, regardless of the cause therefor (except where such cause is Landlord’s gross negligence).

Save as set out in Article 11 and without limiting the generality of the foregoing, there shall be no abatement from or reduction of Rent nor shall Tenant be entitled to damages, costs, losses or disbursements from Landlord regardless of the cause therefor (except where such cause is Landlord’s gross negligence) on account of fire or other casualty.  Neither shall there be any claim of any nature whatsoever by Tenant against Landlord, nor any abatement nor reduction of Rent, nor recovery by Tenant from Landlord on account of partial or total failure of, damage caused by, lessening of supply of, or stoppage of, heat, air-conditioning, electric light, power, water, plumbing, sewerage, elevators, escalators or any other service, nor on account of any damage or annoyance occasioned by water, snow, or ice being upon or coming through the roof, skylight, trapdoors, windows, or otherwise, or by any defect or break in any pipes, tanks, fixtures, or otherwise whereby steam, water, snow, smoke or gas, leak, issue or flow into the Premises, nor on account of any damage or annoyance occasioned by the condition or arrangements of any loading docks or of any electric or other wiring, nor on account of any damage or annoyance arising from any acts, omissions, or negligence of co-tenants or other occupants of the Building, or of owners or occupants of adjacent or contiguous property, nor on account, directly or indirectly, of the making of Improvements, or structural changes to the Building, or any thing or service therein or thereon or contiguous thereto.

Notwithstanding the foregoing, liability of Landlord shall under no circumstances extend to any property other than normal office furniture which term, without limiting its normal meaning, shall not include securities, specie, papers, typewriters, electrical computers, or machines or similar items.

9.5

General Indemnification of Landlord

(a)

Tenant shall indemnify Landlord and save it harmless from and against all claims and costs arising from this Lease, or any occurrence in, upon or at the Premises, or occasioned wholly or in part by any act or omission of Tenant or by anyone permitted to be on the Premises or in the Common Areas by Tenant, or by a failure by Tenant or by anyone permitted to be on the Premises by Tenant to comply with Laws, unless any such claim, cost or occurrence results from the gross fault of Landlord or of those for whom it is in law responsible.  If Landlord, without gross negligence on its part, is made a party to any litigation commenced by or against Tenant, Tenant shall indemnify and hold Landlord harmless and shall pay all costs, expenses and legal fees (judicial and extra-judicial) incurred or paid by Landlord in connection with such litigation.

(b)

Landlord shall indemnify Tenant and save it harmless from and against all claims and costs arising from this Lease, or any occurrence in, upon or at the Premises, or occasioned wholly or in part by any act or omission of Landlord or by anyone permitted to be on the Premises or in the Common Areas by Landlord, or by a failure by Landlord or by anyone permitted to be on the Premises by Landlord to comply with Laws, unless any such claim, cost or occurrence results from the gross fault of Tenant or of those for whom it is in law responsible.  If Tenant, without gross negligence on its part, is made a party to any litigation commenced by or against Landlord, Landlord shall indemnify and hold Tenant harmless and shall pay all costs, expenses and legal fees (judicial and extra-judicial) incurred or paid by Tenant in connection with such litigation.

9.6

Benefit of Exculpatory and Indemnity Provisions

For the purpose of every exculpatory clause and indemnity included in this Lease in favour of Landlord, the word “Landlord” will be considered to include also any property management company employed to manage the Building, the owner or owners from time to time of the Building and the officers, directors, employees, agents and contractors of Landlord, and each of the management company and the owner or owners from time to time respectively, and Landlord for the purpose of enabling each of those other persons and entities to enforce the benefit of the exculpatory clause or indemnity as the case may be, acts as agent for or trustee for the benefit of each of them.

ARTICLE 10
TENANT RESPONSIBILITIES

10.1

Maintenance and repairs

(a)

Tenant shall, at all times, at its expense, maintain and repair, subject to Section 10.2, the whole of the Premises including without limitation, all Improvements,

interior partitions, doors, electrical, lighting, wiring, plumbing fixtures and equipment and the heating, ventilating and air-conditioning systems and equipment within or exclusively serving the Premises in good order and repair as would a prudent owner.  Tenant will make all needed repairs and replacements with due diligence and dispatch.

Tenant shall promptly notify the Landlord in writing of any accident to or defect in the water pipes, steam pipes, heating or air conditioning equipment, electric lights, elevators, wires or other services or equipment to any portion of the Premises.

For greater clarity, Tenant shall be solely responsible for and shall pay for all repairs or replacements of every nature and kind to the Premises other than those which are the responsibility of the Landlord hereunder.

(b)

The Landlord covenants to keep or cause to be kept in good repair the following as would a prudent owner of a comparable development of similar age, size and location in the City of Toronto:

(i)

the footings, foundations, structural columns and beams, structural subfloors, bearing walls, exterior walls, windows and roofs of the Building;

(ii)

the Building systems including the elevators, escalators, HVAC systems and other systems serving the Building; and

(iii)

the Common Areas and facilities.

10.2

Landlord’s Approval of Tenant’s Improvements

Tenant shall not make any Improvements to the Premises without obtaining Landlord’s prior written consent which shall not be unreasonably or arbitrarily withheld, conditioned or delayed.  Landlord shall not be obliged to consider any request for such approval unless and until Tenant has submitted to Landlord details of the proposed Improvements, including drawings and specifications prepared by qualified architects or engineers and conforming to good architectural and engineering practice and unless Tenant shall also deliver with respect to the Improvements:

(a)

such indemnification against liens, costs, damages and expenses and waivers by persons who participate in the Improvements (including the renunciation by such Person of any rights to register liens against the Building or any part thereof) as Landlord requires, failing which Tenant shall furnish adequate security in an amount and form required by Landlord to indemnify against liens, costs, damages, and expenses resulting from such Improvements; and

(b)

evidence satisfactory to Landlord that Tenant has obtained all necessary consents, permits, licences and inspections from all governmental and regulatory authorities.

All Improvements made by Tenant to the Premises shall be at Tenant’s sole expense and, if approved by Landlord, shall be performed:

(i)

by such contractor(s), or sub-contractor(s) as Tenant may select and Landlord may approve, provided however that Landlord shall not be liable for any damage or other loss or deficiency arising from or through such work.  Each such contractor and sub-contractor shall be Tenant’s contractor and sub-contractor and shall not be deemed to be Landlord’s mandatory.  Tenant hereby undertakes that there shall be no conflict caused with any union or other contract to which Landlord, its contractor(s), or any sub-contractor(s) may be a party, and in the event of any such conflict Tenant shall forthwith remove from the Building Tenant’s conflicting contractor(s) or sub-contractor(s).

(ii)

in a good and workmanlike manner and in compliance with the highest standards including those set by Landlord;

(iii)

in accordance with the drawings and specifications approved by Landlord; and

(iv)

subject to the reasonable regulations, controls and inspection of Landlord.

If any payment in respect of the Tenant’s Improvements shall be made by Landlord, the same shall be immediately repayable to Landlord by Tenant and collectible as Additional Rent.

Immediately upon being invoiced by Landlord, Tenant shall pay to Landlord, as Additional Rent, an administrative and supervisory fee equal to ten percent (10%) of the cost of any Improvements made to the Premises.

Moreover, if any such Improvements may in the Expert’s opinion affect the structure of the Premises or any other part of the Building (namely, the electrical, mechanical, or other base building systems), such work, or the appropriate part thereof, shall be performed only by Landlord, in which case Tenant shall, upon completion thereof, pay to Landlord, upon demand, Landlord’s Costs thereof.  No such Improvements shall be permitted which may weaken or endanger the structure or adversely affect the condition or operation of the Premises or the Building or diminish the value thereof.

Any Improvement made by Tenant without the prior written consent of Landlord or which is not in accordance with the drawings and specifications approved by Landlord shall, if required by Landlord, promptly be removed by Tenant at its expense and the Premises restored to their previous condition.

10.3

Ownership of Improvements

Any fixtures or Improvements installed by Tenant, or by Landlord on Tenant’s behalf, shall immediately upon installation become the property of Landlord without compensation to Tenant.  Except in the circumstances specifically described in Section 10.6, such fixtures or Improvements shall not be removed from the Premises either during or at the expiration or earlier termination of the Term.  Landlord is under no obligation to repair, maintain or insure the Improvements.

10.4

Tenant to Discharge All Liens

If any mechanics’ construction or similar lien is made, filed or registered against title to the Building or Lands or against the Tenant’s leasehold interest as a result of any work, materials or services supplied or performed by or on behalf of the Tenant or otherwise in respect of the Premises, the Tenant will discharge it forthwith at the Tenant’s expense.  If the Tenant fails to discharge the lien, then in addition to any other right or remedy of the Landlord, the Landlord may elect to discharge the lien by paying the amount claimed to be due and any additional amounts as may be required at law or otherwise, into Court or directly to the lien claimant and the amount paid by the Landlord and all costs and expenses including all solicitor’s fees (on the basis of a solicitor and his own client) incurred as a result of the lien including, without limitation, procuring and registering its discharge will be immediately paid by the Tenant to the Landlord.

10.5

Tenant Not to Overload Utilities and Services

Tenant shall not install any equipment which will exceed or overload the capacity of any utilities and services in the Building.

10.6

Termination of Lease

Subject to Section 17.10, at the expiration or earlier termination of the Lease for whatever reason or upon Tenant vacating the Premises with the permission of Landlord prior to the expiration hereof, Tenant shall, if so required by Landlord, remove all or Improvements (except those that Landlord directs Tenant not to remove) including, without limitation, all Improvements installed by Landlord or Tenant in the Premises, pursuant to the terms of this Lease or any prior lease of the Premises and regardless of whether Landlord or Tenant is or was responsible for the cost thereof.  Tenant shall thereupon become obligated to restore the Premises to their original condition, save for such Improvements as Landlord permits to remain.  Should Tenant not be required to remove any of such Improvements, they shall, upon the expiration or earlier termination of this Lease for any other reason, remain in the Premises as the property of Landlord without any compensation being paid therefor to Tenant.

Moreover, all obligations of Tenant under the Lease which have arisen on or before its expiration or earlier termination, all obligations to pay amounts due hereunder and/or pursuant to adjustment provided for by the Lease shall survive the expiration or earlier termination of the Lease.

10.7

Exterior Appearance of Premises

Tenant shall keep the exterior appearance of the Premises tidy and business-like and shall not erect any sign or other like object within the Premises which is visible from the exterior of the Premises, subject to Section 17.8.

10.8

Obligation Towards Other Tenants and Users of the Building

Tenant shall act in such a way as not to disturb the peaceful enjoyment of the other tenants or users of the Building.

10.9

Fire Protection

Tenant shall install and maintain in the Premises, at its sole cost, such fire protection or equipment, including without limitation, emergency lighting as is deemed necessary or desirable by Landlord or by any governmental and/or insurance body.  If so required by Landlord or any aforesaid body, Tenant shall appoint a warden to coordinate with the fire protection authorities and Landlord’s personnel.

10.10

Telephone and Computer Systems

Tenant may utilize a telecommunication service provider of its choice with Landlord’s prior written consent which Landlord may withhold in its discretion, subject to the provisions of this Lease, including but not limited to the following:

(a)

the service provider shall execute and deliver Landlord’s standard form of license agreement which shall include a provision for Landlord to receive compensation for the use of the space for the service provider’s equipment and materials;

(b)

Landlord shall incur no expense or liability whatsoever with respect to any aspect of the provision of telecommunication services, including without limitation, the cost of installation, service, materials, repairs, maintenance, interruption or loss of telecommunication service;

(c)

Landlord must first reasonably determine that there is sufficient space in the risers of the Building for the installation of the service provider’s equipment and materials; and

(d)

Tenant shall indemnify and hold harmless Landlord for all losses, claims, demands, expenses, and judgments against Landlord caused by or arising out of, either directly or indirectly, any acts or omissions by the service provider or Tenant or those for whom they are responsible at law.

Tenant shall be responsible for the costs associated with the supply and installation of telephone, computer and other communication equipment and systems and related wiring within the Premises to the boundary of the Premises for hook up or other integration with telephone and other communication equipment and systems of a telephone or other communication service provider, which equipment and systems of the service provider are located or are to be located in the Building pursuant to Landlord’s standard form of license agreement.

Landlord shall supply space in risers in the Building and space on floor(s) of the Building in which the Premises are located, the location of which shall be designated by Landlord in its discretion, to telecommunication service providers who have entered into Landlord’s standard form of license agreement for the purpose, without any cost or expense to Landlord therefor, of permitting installation in such risers and on such floor(s) of telephone and other communication services and systems (including data cable patch panels) to the Premises at a point designated by Landlord.

Landlord shall have the right to assume control of cables and other telecommunication equipment in the Building and may designate them as part of the Common Areas.

ARTICLE 11
DAMAGE, DESTRUCTION, EXPROPRIATION

11.1

Damage or Destruction of Premises

In the event that the Premises shall be destroyed or damaged by fire or other casualty insurable under fire and all risks insurance coverage, then:

(a)

if in the opinion of Landlord the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them, and if in either event the damage, in the further opinion of Landlord (which shall be given by Notice to Tenant within a reasonable delay of the happening of such damage or destruction) cannot be repaired with reasonable diligence within 180 days from the happening of such damage or destruction, Landlord may within 5 days next succeeding the giving of Landlord’s opinion as aforesaid, terminate this Lease by giving to the Tenant Notice of such termination, in which event the Term shall cease and be at an end as the date of such damage or destruction and the Rent shall be apportioned and paid in full to the date of such damage or destruction.  In the event that the Landlord does not so terminate this Lease, Rent shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling Tenant to use and occupy the Premises; or

(b)

if the damage be such that the Premises are wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy them but if in either event the damage, in the opinion of Landlord (which shall be given by Notice to Tenant within 30 days from the happening of such damage) can be repaired with reasonable diligence within 180 days of the happening of such damage, or if the Landlord does not elect to terminate this Lease where the damage would take more than 180 days after the happening of the damage to repair, Rent shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling Tenant to use and occupy the Premises; or

(c)

if in the opinion of Landlord, the damage can be made good as aforesaid within 180 days of the happening of such damage or destruction, or if the Landlord does not elect to terminate this Lease where the damage would take more than 180 days after the happening of the damage to repair, and the damage is such that the Premises are capable of being partially used for the purposes for which leased, until such damage has been repaired, Rent shall abate in the proportion that the part of the Premises rendered unfit for occupancy bears to the whole of the Premises.

11.2

Destruction of Building

In the event that the Building is partially destroyed or damaged so as to affect twenty percent (20%) or more of the Gross Rentable Area of the Building, or in the opinion of Landlord the Building is rendered unsafe, and whether or not the Premises are affected, and in the opinion of Landlord (which shall be given by Notice to Tenant within 30 days of the happening of such damage or destruction), cannot be repaired with reasonable diligence within 180 days from the happening of such damage or destruction, Landlord may within 5 days next succeeding the giving of Landlord’s opinion as aforesaid, terminate this Lease by giving to Tenant Notice of such termination, in which event the Term shall cease and be at an end as of the date of such damage or destruction and the Rent and all other payments for which Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such damage or destruction.

11.3

Insurance Proceeds

In the event of the termination of the Lease as hereinabove provided, all Landlord’s insurance proceeds, excluding those relating to Tenant’s property (but not excluding Tenant’s interest in the Premises and Improvements) to the extent Tenant is not indebted to the Landlord under the provisions of the Lease, shall be and remain the absolute property of Landlord.

11.4

Tenant’s Property

Nothing herein contained shall oblige Landlord to repair or reconstruct any property of Tenant or Improvements.

11.5

Negligence of Tenant

If any damage or destruction by fire or other cause to the Building or Premises, whether partial or not, is due to the fault or negligence of Tenant, its officers, agents, employees, servants, or visitors without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord’s insurer:

(a)

Tenant shall be liable for all costs and damages;

(b)

the damages may be repaired by Landlord at Tenant’s expense;

(c)

Tenant shall forfeit its right to terminate the Lease as provided in Section 11.1 (a); and

(d)

Tenant shall forfeit any abatement of Rent provided in this Article 11 and Rent shall not abate.

11.6

Expropriation

Landlord and Tenant shall cooperate in respect of any expropriation of the Premises or any part thereof so that, subject to the following rights of Landlord (which include, without limitation, the rights of Landlord to receive compensation for Tenant’s leasehold improvements), Tenant may receive the maximum award to which it is entitled in law for relocation costs, business interruption and such other costs (including any required increased rent in new premises) that it may be entitled to receive from the expropriating authority and so that Landlord may receive the maximum award for all other compensation arising from or relating to such expropriation (including all compensation for the value of Tenant’s Improvements and Tenant’s rights (if any) to such compensation are hereby assigned to Landlord).  If the whole or any part of the Premises is expropriated, the respective rights and obligations of Landlord and Tenant shall continue until the day on which the expropriating authority takes possession thereof. Landlord shall have the option, to be exercised by written notice to Tenant, to terminate this Lease effective on the day the expropriating authority takes possession of the whole or the portion of the expropriated Premises.  Rent shall be adjusted as of the date of such termination and Tenant shall, on the date of such taking of possession, vacate the Premises and surrender the same to Landlord, with Landlord having the right to re-enter and re-possess the Premises discharged of the Lease and to remove all persons therefrom.

ARTICLE 12
LANDLORD’S RIGHT OF ENTRY

12.1

Entry by Landlord

Landlord and its agents and contractors may enter the Premises, upon 24 hours’ prior notice to Tenant (except in an emergency when no Notice shall be required) for the following purposes:

(a)

to examine the Premises;

(b)

to make such repairs as Landlord, acting reasonably, considers necessary;

(c)

to have access to underfloor ducts and access panels to mechanical shafts;

(d)

to check, calibrate, adjust and balance controls and other parts of the heating or air-conditioning systems;  and

(e)

for any other purpose necessary to enable Landlord to perform its obligations or exercise its rights under the Lease.

In exercising its rights, Landlord shall use reasonable efforts to minimize interference with Tenant’s use and enjoyment of the Premises.

Tenant shall not alter any locks on any doors of the Premises without obtaining Landlord’s prior written consent which may be conditional namely on Tenant providing keys to Landlord for any new locks installed.

12.2

Right to Show Premises

Landlord and its agents shall have the right to enter the Premises during Normal Business Hours upon reasonable prior Notice to show them to prospective purchasers, or Mortgagees or prospective Mortgagees, and, during the last 12 months of the Term (or the last 12 months of any renewal term if this Lease is renewed), to prospective tenants.

ARTICLE 13
ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS

13.1

Transfer

“Transfer” means all or any of the following, whether by conveyance, written agreement or otherwise, and whether or not by operation of law: an assignment of this Lease by Tenant or any interest in this Lease, in whole or in part, any mortgage, charge, debenture (floating or otherwise), or encumbrance of this Lease or Tenant’s interest in this Lease, in whole or in part, a sublease, or sharing or parting with possession of all or any part of the Premises, a change in a partnership if the change results in a change in the effective control of Tenant and, a transfer or other dealing in respect of all or part of the corporate shares of Tenant or an affiliate of Tenant that results in a change in the effective voting control of Tenant.  “Transferor” and “Transferee” have meanings corresponding to this definition of “Transfer” and in the case of a Transfer involving corporate shares, or partnership interests, the “Transferor” is the person or entity with effective control, or voting control before the Transfer and the Transferee is the person or entity with effective control, or voting control after the Transfer.

13.2

Landlord’s Consent

Subject to Section 17.12, Tenant will not effect or attempt to effect a Transfer without the prior written consent of Landlord which shall not be unreasonably withheld unless Landlord elects to terminate the Lease pursuant to Section 13.4. Landlord shall be deemed to be acting reasonably in withholding its consent if:

(a)

the Transfer would violate any covenant or restriction given to any other tenant of the Building;

(b)

in Landlord’s opinion:

(i)

either the financial background or the business history and capability of the proposed Transferee is not satisfactory;

(ii)

the nature or character of the proposed business of the proposed Transferee is such that it might harm Landlord’s business or reputation or reflect unfavourably on the Building, Landlord, or other tenants of the Building, or the image of any of them, or is unethical, immoral or illegal;

(c)

the proposed Transferee or any principal of the proposed Transferee or any principal shareholder of the proposed Transferee has a history of defaults under other commercial leases or does not have a satisfactory history of compliance with laws;

(d)

the proposed Transfer is in favour of any existing tenant or occupant of the Building provided Landlord has alternative space that the accommodates the requirements of the existing tenant;

(e)

the proposed Transfer is a mortgage, charge or other encumbrance of Tenant’s rights or interest under this Lease;

(f)

an event of default on the part of Tenant hereunder has occurred and is continuing;

(g)

there is any other reasonable ground not stated above for withholding consent; or

(h)

Landlord does not receive reasonably sufficient information to enable it to make a determination concerning the matters set out above.

13.3

Public Corporations

A Transfer that occurs as the result of a change in control of a Tenant will not require the consent of Landlord if the shares are listed and traded on any recognized stock exchange in Canada or the United States.

13.4

Landlord’s Termination Right

If Tenant requests Landlord’s consent to a Transfer it will provide full particulars concerning the Transfer including without limitation, copies of any written offer, agreement or draft agreement pertaining to the Transfer, payments and any other consideration to be made or provided by the proposed Transferee in consideration for the Transfer, and any other information concerning the proposed Transfer or the financial and business history of the proposed Transferee that Landlord may require.  Landlord will within fifteen (15) days after its receipt of the request for consent and all the information, notify Tenant that either (i) it consents to the Transfer, or (ii) it elects to cancel this Lease as to the whole of the Premises affected by the proposed Transfer, or (iii) it does not consent to the Transfer.  If Landlord elects to terminate this Lease, Tenant may, by notice to Landlord given within seven (7) days after receipt of Landlord’s notice, withdraw its request for Landlord’s consent.  In that case, Landlord’s election to terminate this Lease will be void.  If Tenant fails to withdraw its request for Landlord’s consent, Tenant will deliver, in accordance with the provisions of this Lease, vacant possession of the whole or the part, as the case may be, of the Premises affected by the termination on the date of the proposed Transfer.  If Tenant is required to deliver possession of a part only of the Premises, Tenant will pay all costs incurred in connection with rendering that part functionally separate and suitable for separate use and occupancy, including partitioning and providing entrances and services.

13.5

Acceptance of Rent

After a Transfer, Landlord may collect Rent from the Transferee and apply the net amount collected to the Rent payable hereunder but no acceptance by Landlord of any payments by a Transferee constitutes a waiver of the requirement for Landlord’s consent to the Transfer or an acceptance of the Transferee nor will it release Tenant from its covenants and obligations under this Lease.  Any documents evidencing a Transfer may, at Landlord’s option, be prepared by Landlord or its solicitors.

13.6

Conditions of Consent

Subject to Section 17.12, any consent by Landlord to a Transfer will be subject to the following conditions:

(a)

Tenant will pay to Landlord any money or other consideration (including without limitation, any amount payable by the Transferee to Tenant in excess of the Minimum Rent payable by Tenant under Section 4.1 (b)) from time to time paid by any Transferee to Tenant in connection with the Transfer.

(b)

If Landlord requires, the Transferee (other than a subtenant) shall execute an agreement directly with Landlord agreeing to be bound by this Lease, and in the case of a sublease the Transferee shall waive any right to obtain relief from forfeiture, to obtain a direct lease from Landlord or to become the tenant of Landlord notwithstanding any statute or law that would otherwise give those rights to sub-tenants.

(c)

Tenant shall pay any legal costs incurred by Landlord in connection with documents relating to a Transfer or Landlord’s consent together with Landlord’s reasonable administrative charge for considering a request to consent and, as a condition of considering a request for consent, Landlord may require payment of a reasonable deposit of at least $500.00 on account of its costs.

(d)

If this Lease is disaffirmed, disclaimed, terminated, repudiated, or surrendered (each of these transactions being referred to as an “Early Termination”) by any trustee in bankruptcy of a Transferee, by any court appointed officer, or by a Transferee in connection with any insolvency proceedings, Tenant and any Transferee (except the bankrupt or insolvent Transferee) will be considered, on notice from Landlord given within thirty (30) days after the Early Termination, to have entered into a lease with Landlord on the same terms and conditions as are contained in this Lease except that the term of the lease shall commence on the date of the Early Termination and shall expire on the date this Lease would have expired but for the Early Termination.

(e)

No consent to a Transfer will be considered as a waiver of the requirement for Landlord’s consent in respect of a subsequent Transfer.

13.7

Advertising of Premises

Tenant shall not advertise or allow any agent, broker, or other person to advertise the Premises as being available for lease without the approval by Landlord of the form and content of such advertisement which shall not mention any financial terms, which approval shall not be unreasonably withheld.

ARTICLE 14
SUBORDINATION AND STATUS STATEMENT

14.1

Subordination

The Lease and all rights of Tenant hereunder shall at request of Landlord or its mortgagees be subject and subordinate to any and all underlying leases, mortgages, hypothecs or trust deeds affecting the Building or the Land which have been executed or which may at any time hereafter be executed, and any and all extensions and renewals thereof and substitutions therefor.

Tenant agrees that, if by reason of a default upon the part of Landlord as lessee under any underlying lease in the performance of any of the terms or provisions of such underlying lease or by reason of a default under any mortgage, hypothec or trust deed to which this Lease is subject or subordinate, Landlord’s estate is terminated, it will attorn to the lessor under such underlying lease or the acquirer of the Building or any mortgagee in possession pursuant to any action taken under any such mortgage hypothec or trust deed and will recognize such lessor or such acquirer, or mortgagee as Tenant’s landlord under this Lease.

Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the lessor under any such underlying lease, or of the holder of any such mortgage or hypothec, or trust deed any instrument which may be necessary or appropriate to evidence such subordination of the Lease to any or all leases, mortgages, hypothecs or trust deeds as aforementioned on such attornment.

14.2

Status Statement

Tenant, upon not less than 10 days’ prior Notice from Landlord, shall execute, acknowledge and deliver to Landlord and, at Landlord’s request, addressed to any prospective purchaser, ground or underlying lessor or creditor under a mortgage, charge, hypothec, or trust deed of the Building or the Land, a certificate of Tenant stating:

(a)

that Tenant has accepted the Premises, or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor;

(b)

the Commencement Date and Expiration Date of the Lease;

(c)

that the Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications;

(d)

whether or not there are then existing any known defenses against the enforcement of any of the obligations of Tenant under the Lease and, if so, specifying the same;

(e)

whether or not there are then existing any known defaults by Landlord in the performance of its obligations under the Lease, and, if so, specifying the same;

(f)

the dates, if any, to which the Rent and other charges under the Lease have been paid; and

(g)

any other information which may reasonably be required by any such persons.

It is intended that any such certificate of Tenant delivered pursuant to this Section 14.2 may be relied upon by any person or entity to which it is addressed.

ARTICLE 15
DEFAULT AND RECOURSES

15.1

Default

The occurrence of any of the following events shall constitute a default by Tenant:

(a)

if any item of Rent is not paid within five (5) days of receipt of Notice of default from the Landlord;

(b)

if Tenant effects, or attempts to affect a Transfer, except in a manner permitted in this Lease;

(c)

subject to Section 8.3, if Tenant vacates or abandons the Premises prior to the expiry of the Lease or fails to take possession of the Premises as required by this Lease;

(d)

if the whole or a substantial portion of the property of Tenant on the Premises is seized before or after judgment or taken in execution or attachment by a creditor of Tenant or any third party;

(e)

if Tenant or the Indemnifier (if any) makes an assignment for the benefit of creditors; if a receiver-manager is appointed to control the conduct of the business on or from the Premises; if Tenant or the Indemnifier (if any) becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors; or if an order is made for the winding-up of Tenant or the Indemnifier (if any) and such order remains uncontested for 5 days excluding Saturday, Sunday, and statutory holidays; or

(f)

if Tenant fails to perform any of its other obligations under the Lease and fails to cure the default prior to expiration of the time period (which shall be not less than thirty (30) days) set out in the Notice of default sent by Landlord.

15.2

Interest and Costs

Tenant shall pay monthly to Landlord interest at the Prime Rate plus three percent (3%) on all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied.  Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof and in obtaining possession of the Premises after an event of default, or upon expiration or earlier termination of the Term of this Lease or in enforcing any covenant, proviso or agreement of Tenant herein contained.

15.3

Right to Re-Enter

Whenever there is an event of default, then and in any of such cases, the then current month’s Rent, together with the Rent for the three (3) months next ensuing shall immediately become due and payable and at the option of Landlord, the Term shall become forfeited and void, and Landlord may without notice or any form of legal process whatsoever forthwith re-enter upon the Premises or any part thereof in the name of the whole and repossess and enjoy the same as of its former estate, anything contained in any statute or law to the contrary notwithstanding.  Notwithstanding such forfeiture Landlord shall have the right to recover arrears of Rent or damages for any prior default by Tenant of its covenants, obligations or agreements under this Lease or any term or condition of this Lease and provided further that notwithstanding any such forfeiture Landlord shall have the right to recover from Tenant damages including damages for loss of future Rent suffered by reason of this Lease having been prematurely determined.

15.4

Right to Relet

In case of an event of default, Landlord may from time to time without terminating this Lease relet the Premises or any part thereof as agent for Tenant.  In the case of any such reletting:

(a)

Landlord may make such alterations and repairs as may be necessary in order to relet the Premises;

(b)

Landlord may relet the Premises for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable;

(c)

all rentals received by  Landlord from such reletting shall be applied:

(i)

first, to the payment of any indebtedness other than Rent due hereunder from  Tenant to  Landlord;

(ii)

second, to the repayment of any costs and expenses of such reletting, including brokerage fees and solicitors’ fees and the costs of such alterations and repairs;

(iii)

third, to the payment of Rent due and unpaid hereunder; and

(iv)

the residue, if any, shall be held by  Landlord and applied in payment of future Rent as the same may become due and payable hereunder.

If the rentals received from such reletting during any month are less than the Rent to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord.  Such deficiency shall be calculated and paid monthly.  Notwithstanding such reletting, Landlord shall have the right to recover from Tenant all damages incurred by Landlord as a result of Tenant’s breach including all costs of recovering and reletting the Premises.  No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.  Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.  Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering and reletting the Premises and damages for loss of future Rent.

15.5

Legal Expenses

In case suit shall be brought for recovery of possession of the Premises, for the recovery of Rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable solicitors’ and counsel fees on a solicitor/client basis.

15.6

Landlord May Perform Covenants

If Tenant shall fail to perform any of its covenants or obligations under or in respect of this Lease, Landlord may from time to time at its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things upon or in respect of the Premises or any part thereof as Landlord may consider requisite or necessary.

All expenses incurred and expenditures made by or on behalf of Landlord under this section shall be forthwith paid by Tenant and if Tenant fails to pay the same, Landlord may add the same to the Rent and recover the same by all remedies available to Landlord for the recovery of Rent in arrears.

15.7

Landlord May Follow Chattels

Provided that in the case of removal by Tenant of the goods and chattels of Tenant from the Premises, Landlord may follow the same for thirty (30) days in the same manner as is provided for in the Commercial Tenancies Act (Ontario), as amended, or in any other Statute which may hereafter be passed to take the place of the said Act or to amend the same.

15.8

Waiver of Exemptions

Tenant hereby covenants and agrees with Landlord in consideration of the premises and of the leasing and letting by Landlord to Tenant of the Premises for the Term hereby created (and it is upon that express understanding that these presents are entered into) that notwithstanding anything contained in the Commercial Tenancies Act (Ontario) as, amended, or in any other Statute which may hereafter be passed to take the place of the said Act or to amend the same, none of the goods or chattels of the said Tenant at any time during the continuance of the Term hereby created on the Premises shall be exempt from levy by distress for Rent in arrears by Tenant as provided for by any section or sections of the said Act, or any amendment or amendments thereto, and that upon any claim being made for such exemption by Tenant or on distress being made by Landlord this covenant and agreement may be pleaded as an estoppel against Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in said section or sections or amendment or amendments thereto, Tenant waiving as Tenant hereby does, all and every benefit that could or might have accrued to Tenant under and by virtue of the said section or sections of the said Act or any amendment or amendments thereto but for this covenant.

ARTICLE 16
MISCELLANEOUS

16.1

Rules and Regulations

Tenant shall comply with all Rules and Regulations, and reasonable amendments thereto, adopted by Landlord for the more efficient and proper operation of the Building, including those set out in Schedule “E”.  Landlord shall give Tenant Notice of any amendment to the Rules and Regulations.  Such Rules and Regulations may differentiate between different types of businesses in the Building.  Landlord shall have no obligation to enforce any rule or regulation or the provisions of any other lease against any other tenant, and Landlord shall have no liability to Tenant with respect thereto.  Such Rules and Regulations may regulate Tenant’s conduct, but shall not materially interfere with Tenant’s ability to conduct its business in an efficient and effective manner and its other rights under this Lease.

16.2

Timeliness

Landlord and Tenant may, unless expressly stated otherwise, exercise and enforce their respective rights under the Lease at any time and from time to time.

16.3

No Tacit Renewal

If Tenant remains in possession of the Premises after the end of the Term with or without the consent of Landlord but without having executed and delivered a new lease, there shall be no tacit renewal of this Lease notwithstanding any statutory provisions or legal presumption to the contrary, and Tenant shall be deemed to be occupying the Premises as a tenant from month to month at a monthly Minimum Rent payable in advance on the first day of each month equal to twice the amount of Minimum Rent payable during the last month of the Term and otherwise, upon the terms and conditions set forth in this Lease (including Additional Rent), so far as these are applicable to a monthly tenancy.

16.4

Successors

All rights and liabilities herein granted to or imposed upon the respective parties hereto extend to and bind the successors and assigns of Landlord and the heirs, executors, administrators and permitted successors and assigns of Tenant, as the case may be.  If there is more than one Tenant, each one of them shall be bound jointly and severally with the others towards Landlord for the performance of and shall be subject to all of the terms, obligations and conditions herein.

16.5

Tenant Partnership

If Tenant is a partnership, each Person who is presently a member of the partnership and each Person who becomes a member of any successor partnership hereafter shall be and continue to be bound jointly and severally for the performance of and shall be and continue to be subject to all of the terms, obligations and conditions of this Lease, whether or not such Person ceases to be a member of such partnership or successor partnership.

16.6

No Partnership

Notwithstanding any provisions of the Lease, nothing in the Lease shall be construed as constituting any partnership, joint venture or any other relationship other than the relationship of landlord and tenant.

16.7

No Waiver

Failure of Landlord or Tenant to insist upon the performance of any obligation under the Lease and to exercise any right contained in the Lease shall not be construed as a waiver or relinquishment of any such obligation or right.  Landlord’s acceptance of Rent or a partial payment thereof after a default is not a waiver of any preceding or ensuing default under this Lease even if Landlord knows of the preceding or ensuing default at the time of acceptance of the Rent.

16.8

Compliance With Laws

Tenant shall comply with the requirements of all applicable Laws, relating to the Premises or their use, occupation, repair or alteration, and also with the requirements of any company which insures Landlord or Tenant.

16.9

Force Majeure

Notwithstanding anything to the contrary contained in the Lease, if either party hereto is bona fide delayed or hindered in or prevented from the performance of any term, obligation or act required hereunder by reason of strikes, labour troubles, inability to procure materials or services, power failure, restrictive governmental Laws or regulations, riots, insurrection, sabotage, rebellion, war, act of God or other reason which is beyond the control of the party so delayed, hindered or prevented, then performance of such term, obligation or act shall be excused for the period of the delay and the party shall be entitled to perform such term, obligation or act within the appropriate time period after the expiration of the period of such delay.  However, the provisions of this Section are not meant to excuse Tenant from the prompt payment of Minimum Rent or Additional Rent or from any other payments required by the Lease.

16.10

Decision of Expert

The decision of any Expert whenever provided for under this Lease and any certificate related thereto shall be final and binding upon the parties.

16.11

Notices

For the purposes of this Lease, the term “Notice” means any notice, request, demand, or other instrument given pursuant to this Lease.

Any Notice shall be in writing and may be delivered in person or sent by registered mail, messenger or bailiff with proof of delivery and shall be addressed:

(a)

if to Landlord, at the address set out in Section 1.10;

or to such other Person or at such other address as designated by Landlord’s Notice, and

(b)

if to Tenant, at the Premises.

Any such Notice shall be conclusively deemed to have been given or made on the day upon which such Notice is delivered in person or if sent by registered mail, messenger of bailiff, at the date appearing on the proof of delivery.  Either party may at any time give Notice to the other of any change of address of the party giving such Notice and from and after the giving of such Notice, the address therein specified shall be deemed to be the address of such party for the giving of Notices hereunder.

16.12

Registration

Tenant may register notice of this Lease with the approval of Landlord which Landlord may in its discretion withhold in which case either Tenant may register a caveat without attaching a copy, or disclosing any financial terms, of this Lease, or Landlord and Tenant shall enter into a short form lease prepared by Landlord and Tenant shall pay Landlord’s cost on account thereof.  Such short form shall be for the purpose only of enabling notice of this Lease to be registered and shall not affect the respective rights and obligations of the parties hereunder.  Landlord may limit such registration to one or more parts of the Land.  Upon the expiration or other termination of the Term Tenant shall forthwith discharge or otherwise vacate any such notice. If any part of the Land which in the opinion of Landlord is surplus is transferred, Tenant shall forthwith at the request of Landlord discharge or otherwise vacate any such notice as it relates to such part.  If any part of the Land is made subject to any easement or right-of-way, Tenant shall forthwith at the request of Landlord postpone its registered interest to such easement or right-of-way.

16.13

Assignment by Landlord

In the event of the sale or lease by Landlord of the Building, or of any part thereof, or the assignment by Landlord of this Lease or any interest of Landlord hereunder, Landlord shall be released of all liability with respect to all obligations of Landlord pursuant to the Lease.

16.14

No Broker

Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in consummating the Lease, other than the Broker mentioned in Section 1.11 of the Summary Provisions (if any), whose fees or commissions shall be paid by Landlord.  Any other brokerage commission shall be paid by the Tenant.

16.15

Governing Law

This Lease shall be construed and governed by the laws of the Province of Ontario and any federal Laws applicable therein.  Should any provisions of this Lease or of its conditions be illegal or not enforceable under the Laws of such province it or they shall be considered severable and the Lease and its conditions shall remain in force and be binding upon the parties as though the said provision or provisions had never been included.  Any dispute arising out of the interpretation or application of any provisions of this Lease shall be decided by the appropriate tribunals located in the province of Ontario.

16.16

Authorization to obtain credit information

Tenant shall, upon written request from Landlord, provide Landlord with such information regarding Tenant’s financial standing as Landlord may reasonably request.  Landlord shall have the right to investigate the creditworthiness of Tenant and Tenant consents to such investigation and Landlord may from time to time give any credit and other information or request such information from any credit bureau or reporting agency.  If Tenant fails to provide the requested financial information within five (5) business days of such request in writing or if Landlord is not satisfied, in its sole discretion, with the information or results of its investigations, Tenant shall be deemed to be in default under the terms of this Lease.

16.17

Schedules

The schedules set out at length in the following pages form an integral part of the Lease and consist of the following:

Schedule “A” -

Floor plan

Schedule “B” -

Legal Description of the Lands

Schedule “C” -

Defined Terms

Schedule “D” -

Utilities and Services

Schedule “E” -

Rules and Regulations

Schedule “F” -

Parking License

16.18

Application of Payments

Regardless of any instruction from Tenant, or any written direction or any endorsement on any cheque, transmittal letter or any other form of communication purporting to direct otherwise, Landlord may apply any payment which it receives from Tenant against any amount owed to it by Tenant and if Landlord does not notify Tenant otherwise, each payment will be considered to be a payment on account of the Rent or Sales Taxes that have been unpaid the longest.

16.19

Liability of Landlord

In addition to the limitation on liability elsewhere in this Lease, the liability of Landlord hereunder shall be limited to its interest in the Building from time to time.  If there is more than one person constituting Landlord, the liability of each said person hereunder shall be several and be limited to its percentage interest in the Building.

ARTICLE 17
SPECIAL CONDITIONS

The provisions of this Article 17 supersede any other terms of this Lease.

17.1

Fixturing Period

The Tenant shall be granted exclusive access to Premises for a period of 180 days, commencing February 1, 2007 and ending July 31, 2007.  Tenant shall not be responsible for Minimum Rent and Additional Rent during this period, but all other terms and conditions of the lease shall apply. Premises may be used by the Tenant to complete its leasehold improvements, install its trade fixtures and otherwise to commence operation of its business.

17.2

Free Minimum Rent

The Tenant shall not be responsible for the payment of Minimum Rent for the first twelve (12) months of the Term (the “Free Rent Period”) from August 1st 2007 through to July 31st 2008 inclusive. All other terms and conditions of the Lease shall apply during the Free Rent Period.

17.3

Measurement

The Landlord shall provide to the Tenant at the Landlord’s expense a Certificate of Measurement from the Landlord’s independent architect or space planner verifying the Rentable Area of the Premises prior to the Commencement Date in accordance with BOMA 1996 method of measurement for office buildings in Canada. If required, the Lease shall be amended to reflect the corrected Rentable Area and Basic Rent and Additional Rent shall be adjusted accordingly.

17.4

Tenant’s Work

The Tenant agrees to accept the premises on an “as is” condition basis subject to the Landlord’s work described herein and modification of Premises at Tenant’s own expense.

17.5

Landlord’s Work

The Landlord shall, at its sole cost and expense, complete or cause to be completed the Tenant’s leasehold improvements (“Landlord’s Work”) in accordance with the Tenant’s space plan and leasehold finishes plan detailing the layout, quality and colour of finishes, to be mutually agreed to between Tenant and Landlord during the conditional period.

The Landlord and Tenant have agreed that the Landlord’s scope of work does not include the following items; voice and data cabling, core drilling floor slab, removal of sliding doors and replacing with new doors and glass side lights and furniture.

The budget will include all costs associated with completing the Landlord’s Work, including but not limited to the cost of constructing the leasehold improvements, the associated design, engineering, consulting and permit fees.  The Landlord’s Work will be complete no later than February 1, 2007, subject to delays caused by the Tenant and/or delays resulting from events that are outside the Landlord’s control.

The Landlord represents and warrants that the heating, existing fire alarm systems, existing smoke detector, ventilating, air conditioning, plumbing, electrical and mechanical systems serving the Premises are, or will, be in good clean, working order and condition as of the Commencement Date.  It further represents and warrants that all Landlord’s Work shall be completed in accordance with the fire and life safety requirements of applicable by-laws, laws and regulations.

17.6

Option to Extend

Tenant shall have the option to extend the Term of this Lease with respect to the Premises, and any Additional Premises, for one (1) additional period of five (5) years on the same terms and conditions, (the “Extension Period”) save only for Term and Minimum Rent as the lease.  The Minimum Rent during such Extension Period shall be equal to fair Market Rent, as defined below.  To exercise each extension option, Tenant shall give to Landlord written notice of Tenant’s intention to extend the Term no later than nine (9) months and no earlier than fifteen (15) months prior to the expiry of the original Term.  If the Minimum Rent for such Extension Period has not be determined by agreement or arbitration prior to the expiry of the original Term, Tenant shall continue to pay annual Minimum Rent payable during the last year of the original Term until such determination is made.  Such Minimum Rent shall be retroactively adjusted to the commencement of the Extension Period upon the final determination of the Minimum Rent for the Extension Period.

“Market Rent” means the rate of Rent per square foot per annum based on a five (5) year term for comparable sized premises similar to the Premises located in buildings similar to the Building in a comparable location as the Building with companies with comparable covenant.  Market Rent shall also take into consideration any inducements, and free rent being offered by other landlords in said buildings.

If, by the date sixty (60) days following the date on which Notice is delivered to the Landlord to exercise the right to renew, the Landlord and the Tenant have been unable to agree in writing upon the Market Rent for the Premises, the Fair Market Rent for the Premises (“the Issue”) shall be determined by arbitration and the following shall apply:

(1)

Upon notice by either party to the other, the parties shall meet and attempt to appoint a single arbitrator.  If the parties are unable to agree on a single arbitrator, then upon notice given by either party and within five (5) days of such notice, each party shall name an arbitrator and the two arbitrators so named shall promptly thereafter choose a third.  If either party shall fail to name an arbitrator, then the second arbitrator shall be appointed by a Judge of the Superior Court of Justice pursuant to Section 8 of the Arbitration Act, 1991 (Ontario) upon application of the other party.  If the two arbitrators shall fail within five (5) days from their appointment to agree upon and appoint the third arbitrator then, upon application of either party, such third arbitrator shall be appointed by a Judge of the Superior Court of Justice pursuant to Section 8 of the Arbitration Act, 1991 (Ontario).  The provisions of the Arbitration Act, 1991 (Ontario) shall apply to any such application;

(2)

The single arbitrator or the arbitrators shall forthwith hear and determine the Issue.  The decision of the single arbitrator, or if more than one arbitrator, then of a majority of them, shall be made within thirty (30) days after the appointment of the single arbitrator, if that is the case, or the appointment of the third arbitrator, subject to any reasonable delay due to unforeseen circumstances;

(3)

The decision of the single arbitrator or of a majority of them shall be signed and shall be final and binding upon the parties hereto;

(4)

The arbitrator or arbitrators will have the power to obtain the assistance of any expert and to act upon such assistance; and

(5)

The compensation and expenses of the single arbitrator or the arbitrators shall be paid in equal proportions by the parties hereto unless the arbitrator or arbitrators determine otherwise.

17.7

Tenant Access to Building and Premises

During the Term and any Extension Period(s) thereof, the Tenant will be permitted access to the Premises and Common Areas twenty-four (24) hours per day, seven (7) days per week and three hundred and sixty-five (365) days per year.  The Landlord to provide the Tenant and all its employees with sufficient keys or access cards as may be required to accommodate all employees at 1867 Yonge Street on or before the Commencement Date.

17.8

Signage

The Landlord, at its expense, shall install base building signage for the Tenant’s corporate name(s) to all present and planned internal directory boards used for displaying the Building’s tenant roster and suite numbers.  The Landlord shall also allow the Tenant to install, at is expense, signage in the elevator lobby on the 6th and 7th floor of the Building.  Further, should the Landlord erect a podium outside the front of the Building, then the Tenant shall have the right, at no cost, to install Tenant’s corporate name on podium.

17.9

Parking

During the Term and any Extension Period(s) thereof, Landlord shall provide and the Tenant shall take Ten (10) unreserved parking stalls in the parking facility serving the Building. The Landlord shall, subject to availability, provide the Tenant with an additional Two (2) unreserved parking stalls on a month to month basis.

The Tenant or its employees shall sign Landlord’s standard form of parking agreement, which provides for market parking rates as they prevail from time to time.  The current unreserved parking rate is One Hundred and Sixty Dollars ($135.00) per stall per month, plus applicable taxes.

17.10

Restoration

Provided the Tenant is not in default under the Lease, it is understood that the Tenant, at the expiry of the Lease, or Extension Period(s) thereof, as the case may be, will surrender the Premises is substantially the condition in which the Tenant is required to maintain the Premises, reasonably wear and tear excepted, and in accordance to the Lease, without compensation and free from any obligation to remove or demolish or restoring then existing leasehold improvements to a base building condition.  The Tenant shall have the right to remove its trade fixtures, trade equipment, furniture, workstations, telephone switches and security systems such right not to be construed as an obligation.  The Tenant shall be responsible to repair any damages, which may be caused to the Premises or the Building by the removal thereof.

17.11

Right of First Offer

The Tenant shall have an ongoing Right of First Offer, subject to existing rights of other tenants, on any space that becomes available in the Building throughout the Term and any Extension Period(s) (“ROFO Space”).  The Landlord will notify the Tenant, in writing, of the date of availability of the ROFO Space and the terms and conditions upon which the Landlord is prepared to lease such space to the Tenant.  The Tenant will then have ten (10) business days within which to accept the Landlord’s offer and if accepted the parties will enter into a lease amending agreement on the aforesaid terms and conditions and otherwise on the same terms and conditions of the Lease.  The Landlord and the Tenant agree to negotiate reasonably and in good faith during such ten (10) business day period and if the parties fail to execute an offer to lease for the ROFO Space, then the Landlord shall be free thereafter to lease the ROFO Space to any other third party on terms and conditions no more favourable to the Landlord than those offered to the Tenant.

17.12

Right to Assign or Sublet

It is agreed and understood that the Tenant shall have the right to assign the Lease or sublet all or part of the Premises provided that it has received the prior written approval from the Landlord, such approval not to be unreasonably withheld, conditioned, or delayed and in accordance with terms or be agreed in the Lease.  Notwithstanding the above, and provided Tenant is in compliance with the terms and conditions of assigning to a Permitted Transferee, as defined hereafter, no consent shall be required, but Tenant shall provide thirty (30) days prior written notice, for transfers to any corporation which is an affiliate (within the meaning of the Canada Business Corporations Act) of Tenant (“Affiliate”) but only so long as such company remains an Affiliate; or a corporation formed as a result of a merger or amalgamation (within  the meaning of the Canada Business Corporations Act) of Tenant with another corporation or corporations, provided the resulting entity has the same or greater financial capacity as that of the Tenant on the Commencement Date of this Lease (the “Permitted Transferees”).  Any assignee signs an acknowledgement in the Landlord’s standard form that it will abide by all the terms and conditions of the Lease, and provided further that the Tenant remains fully liable for all its covenants and obligations under the Lease.  Further, the Tenant shall have the right to recover the costs involved with the assignment or subletting of the Premises such as, commissions, free rent periods, carrying costs, allowances, demising costs, administrative costs, etc. but all other monies in excess of the Basic Rent shall be paid to Landlord.

17.13

Building HVAC Hours

The Landlord and the Tenant acknowledge that the Building hours of operation are 7:00 a.m. to 6:00 p.m. Monday to Friday, excluding statutory holidays, inclusive. Heating, ventilation and air conditioning shall be provided during the “Building Operating Hours”. Should the Tenant choose to operate its business outside the “Building Operating Hours” the Landlord will make available heating, ventilation and air conditional (HVAC ) to the Tenant, by arrangement with the Landlord’s property management for the building.

It is understood and agreed that HVAC services provided outside of Building Operating Hours will be provided at a cost of Twenty-Five Dollars ($25.00) per hour, per floor.

17.14

Environment

Should it be shown that the Premises (other than by virtue of the Tenant’s acts) contain any such Hazardous Substances, the Landlord shall forthwith remove same, or deal with same in accordance with all applicable laws, in good and proper manner, and certify via independent environmental engineers as to completion of same, all such work to be carried out by the Landlord at its sole cost (and which shall not be included in Operating Expenses).

To the best of the Landlord’s knowledge and belief, without investigation, as at the date hereof, the Building does not contain any toxic of hazardous substances in amounts, forms of proximities that are in contravention of any applicable laws (“Hazardous Substances”).  In the event a valid and enforceable order is made by any competent authority having jurisdiction requiring the removal of Hazardous Substance from the Building, the Landlord will comply with same, or use all reasonable efforts to cause same to be removed, in compliance with applicable laws regarding containment or removal.

IN WITNESS WHEREOF the parties hereto have executed this Lease.

1867 Yonge Street Inc.

Per:__/s/ Les Miller_____________

Name:  Les Miller

Position:  Authorized Signing Officer

I have authority to bind the Corporation.

Per:_/s/ Stephan von Buttlar_______

Name:  Stephan von Buttlar

Position:  Authorized Signing Officer

I have authority to bind the Corporation.

Peace Arch Entertainment Group Inc.

Per:___/s/ Gary Howsam______

Name: Gary Howsam

Position: CEO

I have authority to bind the Corporation.

Per:__/s/ Gary Howsam_______

Name: Gary Howsam

Position: CEO

I have authority to bind the Corporation.

SCHEDULE A
FLOOR PLAN

SCHEDULE B
LEGAL DESCRIPTION OF THE LAND

ALL AND SINGULAR that certain parcel or tract of land situate, lying and being in the City of Toronto, in the Municipality of Metropolitan Toronto, and being composed of the whole of Lot 6, according to a Plan filed in the Office of Land Titles at Toronto as Number M-5, being the whole of the said parcel.

SCHEDULE C
DEFINED TERMS

“Additional Rent” means all sums of money, other than Minimum Rent, payable by Tenant pursuant to the Lease.

“Authorized Use” means offices used for carrying on business activities relating to office business as set forth in section 1.9, and, as a further limitation to the specific purpose herein set forth, Tenant further agrees that the Premises shall not be used for the operation of any of the following:

(a)

any business which is or is similar to the business carried on by a bank, or by a trust, acceptance or loan corporation, or by a corporation or organization engaged in the business of accepting money or deposit or lending money; or

(b)

a restaurant, cafeteria, or cocktail lounge business or the sale or delivery of food or beverages;

(c)

any other activities restricted by the Rules and Regulations;

(d)

a call centre;

(e)

governmental offices or agencies; or

(f)

a communications hub, network node, switch hotel, or central communications base.

“Broker” means the broker set forth in Section 1.11 of the Summary Provisions.

“Building” shall refer to the Land and to the whole of the buildings, structures, improvements, machinery, equipment and Common Areas erected or installed on the Land, including the buildings currently bearing the civic addresses of 1867 Yonge Street, Toronto.

“Capital Taxes” means the amount determined by multiplying each of the “Applicable Rates” by the Capital and totalling the products.  “Capital” is the amount of capital which Landlord determines, without duplication, is invested from time to time by Landlord, the owner(s) of the Building and the Land, any company related to Landlord or the owner(s) within the meaning of the Income Tax Act (Canada), or all of them, in doing all or any of the following: acquiring, developing, expanding, redeveloping and improving the Building and the Land.  Capital will not be increased by any financing or re-financing except to the extent that the proceeds are invested in doing all or any of the foregoing.  “Applicable Rate” is the capital tax rate specified from time to time under any law which imposes a tax in respect of the capital of corporations and for greater certainty includes Large Corporations Tax levied under the Income Tax Act (Canada) as amended from time to time. Each Applicable Rate will be considered to be the rate that would apply if each of Landlord, the owner(s) of the Building and the Land and the related companies referred to above were taxable corporations that employed no capital outside the Province in which the Land is located.

“Commencement Date” means the date specified at Section 1.3 of the Lease;

“Common Areas” means all areas, facilities, systems, improvements or equipment which Landlord provides or designates to service the Building or which are intended for the common use or enjoyment of the tenants of the Building.  Common Areas may or may not be located in the Building and shall include, without limitation, roadways, walkways, sidewalks, landscaped areas, plazas, lobbies, washrooms available for use of tenants and/or public, open or enclosed pedestrian malls, courts, arcades, tunnels, bridges, truck courts, common loading areas and delivery facilities, driveways, customers and service ramps, parking facilities, whether above ground or underground, stairways, escalators and elevators available for use by the public or by tenants generally, fire detection, fire prevention and communication facilities, common pipes, electrical, plumbing and other common mechanical and electrical installations, equipment, and services, public seating facilities, and all other areas and facilities from time to time provided, designated, or made available by Landlord for the use of Tenant and other tenants or members of the public, Landlord expressly reserving the right to eliminate, substitute or rearrange any or all of the areas so provided and designated without claim by Tenant in respect of any such elimination, substitution or rearrangement.

“Environmental Laws” means the Laws exclusively or partially governing the environment and its protection or conservation.

“Expert” means any professional consultant appointed by Landlord who, in the reasonable opinion of Landlord, is qualified to perform the specified function and where necessary is licensed to perform a specified function in the Province of Ontario.

“Expiration Date” means the date set forth in Section 1.4 of the Summary Provisions.

“Gross Rentable Area” or “GRA” means, in connection with the Premises, the area of the Premises expressed in square feet (or square meters) and measured in accordance with BOMA 1996 methods.  Gross Rentable Area in connection with the Building means the total of the Gross Rentable Areas of all leased and leasable space (excluding space comprising Common Areas in the Building), measured and calculated for each particular space as mentioned above.

“Improvements” means any alterations, repairs, works, replacements, changes, additions or improvements, including, without limitation any connection of apparatus to the electrical system (other than a connection to an existing duplex receptacle), to the plumbing lines, to the heating, the air-conditioning or the sprinkler system or any installation of electrical sub-meters.

“Indemnifier” means a person or entity that signs an indemnity agreement in respect of Tenant’s obligations under this Lease.

“Land” shall refer to the land described in Schedule “B”,

“Landlord’s Costs” means with respect to any cost incurred by Landlord, the actual amount thereof plus fifteen percent (15%) thereof on account of management and overhead.

“Laws” means:

(a)

constitutions, treaties, acts, codes, ordinances, orders, decrees, edicts, rules, by-laws and regulations, whether municipal, provincial, federal, national, international, foreign or other;

(b)

judgments, orders, writs, injunctions, rulings, decrees, ordinances and sentences of a tribunal, court, a government agency or a regulation department;

(c)

policies, voluntary restraints, practices or guidelines of a government agency; and

(d)

all provisions of the foregoing,

which bind or affect the party or Person mentioned therein. The term “Laws” includes Environmental Laws.

“Lease” refers to this lease.

“Minimum Rent” means the minimum rent set forth in Section 1.5 and subject to adjustment as set forth in Section 3.2.

“Mortgagee” means a mortgagee (including a trustee for bondholders) of the Landlord having a mortgage registered against the Building or part of it or a ground or underlying lessor.

“Normal Business Hours” means such hours on such days as Landlord determines and being, on the date hereof, from 7:00 A.M. to 6:00 P.M. of each business day (Saturday, Sunday and holidays excluded).

“Notice” has the meaning set forth in Section 17.12.

“Operating Expenses” shall mean all costs incurred by Landlord in the management, operation, maintenance, repair, replacement, insurance, or supervision of the Building and the Common Areas, including without limitation, the following:

(a)

amounts paid to, or reasonably attributable to the remuneration of, all personnel (whether on or off-site and whether employed by Landlord or a management company), involved in the ownership, administration, operation, management, maintenance, repair, replacement, security, supervision or cleaning of the Building, including reasonable fringe benefits and other employment costs;

(b)

telephone, telecopier and stationary;

(c)

cleaning, building and cleaning supplies, uniforms and dry cleaning, cleaning of windows and exterior curtain wall;

(d)

snow removal, landscaping, and lighting in the Common Areas;

(e)

garbage waste collection and disposal;

(f)

electricity, water, steam and other utilities, except as chargeable separately to Tenant under the Lease, and any taxes on utilities which are not recoverable from Tenant under other provisions of the Lease;

(g)

policing, security, daycare, concierge and other tenant services;

(h)

rental of any equipment, signs and decorations;

(i)

heating, ventilating and air-conditioning the Building, including without limitation the cost of operating, repairing, maintaining, replacing and inspecting the machinery, equipment and other facilities, and the cost of providing condenser water from cooling towers or chilled water for the HVAC equipment;

(j)

insurance as may be carried by Landlord, such costs to include without limitation premiums, deductibles and other related charges, in respect of or attributable to the Building or related thereto including without limitation all risk insurance against fire and other perils and liabilities regarding casualties, injuries and damages, boiler and machinery insurance and rental income insurance;

(k)

conservation of energy programs referred to in Schedule “D”;

(l)

depreciation or amortization (over the useful life or such other period as reasonably determined by Landlord) of the costs of:

(i)

all capitalized machinery, equipment, or supplies owned by Landlord;

(ii)

replacements of all facilities serving or comprising the Building which by their nature require periodic replacement and which are not charged fully in the Rental Year in which they are incurred; and

(iii)

repairs, modifications and Improvements which are not charged fully during the Rental Year in which they are incurred.

(m)

interest calculated at three percentage (3%) points above the average Prime Rate upon the unamortized portion of the cost of all such items being amortized or depreciated;

(n)

repairs, replacements, modernization, additional equipment or Improvements required by law or by Landlord’s insurers or which, in Landlord’s reasonable opinion, may reduce Operating Expenses or are for the benefit or safety of Building users, including, without limitation, the cost of communications equipment installed for the potential benefit of the tenants in general and not for exclusive use by a particular tenant;

(o)

professional fees except as they relate to the leasing of the Building;

(p)

Capital Taxes;

(q)

any Taxes not otherwise charged directly to Tenant;

(r)

repairs, maintenance and replacements of every nature to the Building; and

(s)

market rentals on all areas utilized by Landlord or its manager for the operation and management of the Building

Operating Expenses shall exclude the following:

(a)

wages, salaries and payroll costs of anyone not doing work associated with maintaining, repairing, operating, administering and managing the Building;

(b)

damage claims or legal fees arising from unjust dismissal or wrongful termination of employees or contracts of service by the Landlord;

(c)

fees for advisory services incurred by the Landlord not directly attributable to the maintenance, repair, operation, management and insuring of the property, such as asset management fees and annual property valuation or appraisal fees;

(d)

market research fees;

(e)

charitable, civic or political donations of any kind whatsoever, direct or indirect;

(f)

board of directors’ fees or related expenses;

(g)

all association fees and dues paid by the Landlord in respect of membership in professional organizations or corporations;

(h)

Landlord’s general corporate overhead;

(i)

Landlord’s taxes, limited to, any income taxes, large corporations taxes, capital taxes, business taxes (other than those business taxes payable by the Tenant, if any) or any other similar taxes imposed or levied by any governmental authority whatsoever, and any penalties relating to the late payment of Landlord’s taxes;

(j)

all fines, suits, claims, demands, actions, costs, charges and expenses of any kind or nature for which the Landlord is or may become liable by reason of any neglect or wilful act or omission on the part of the Landlord or those for whom it is in law responsible, or by reason of any breach, violation or non-performance by the Landlord of any of the covenants, terms or provisions contained in the Lease;

(k)

costs or expenses incurred in the repair of defects in the original construction or expansion of any part of the Building;

(l)

costs or expenses arising from the negligence of the Landlord or any person for whom the Landlord is at law responsible;

(m)

any costs or expenses incurred by the Landlord as a result of any default of other tenants in the Building;

(n)

any costs or expenses incurred to satisfy the renewal or extension requirements of the Tenant;

(o)

all late payment penalties, and interest in respect of amounts otherwise included in Operating Expenses;

(p)

any leasing commissions, demolition or construction costs, tenant inducements, tenant allowance and leasehold improvement costs;

(q)

promotion and advertising costs related to the leasing of premises in the Building;

(r)

promotion and advertising costs and any merchants’ association contributions by the Landlord relating to the retail components of the Building;

(s)

any profit or mark-up by the Landlord or any affiliate of the Landlord in providing any service or goods or supplies the cost of which is included in

Operating Expenses, or any amount paid by the Landlord to any affiliate in excess of competitive market rates;

(t)

professional fees (including legal fees) for negotiating, enforcing or interpreting the Landlord’s rights under leases for any tenants or occupants of the Building;

(u)

costs incurred by the Landlord to correct work done in the Building which was initially completed by or on behalf of the Landlord but not completed in compliance with then-current applicable laws;

(v)

any bad debt loss, rent loss or reserves for bad debts or rent loss;

(w)

any costs or expenses related to the testing for, removal, transportation or storage of any hazardous substances where in each case, such testing, removal, transportation or storage is required as a result of non-compliance with applicable laws in existence prior to the commencement date;

(x)

any shortfalls resulting from a less than one hundred percent (100%) recovery of the operating costs due to any arrangement entered into by the Landlord and any other tenant in the Building pursuant to which such tenant is responsible for a lesser proportion of operating costs or other charges attributable to such tenant in relation to the premises occupied by such tenant than the Tenant is responsible for in relation to the Premises;

(y)

except as specifically provided in this Lease, any administrative or management fees;

(z)

the cost of Landlord’s work which the agreement between the parties expressly provides is to be performed at the expense of the Landlord;

(aa)

any ownership related (as distinct from operational) business restructuring or re-organization costs relating to changes in the ownership of the Building; and

(bb)

Goods and Services Tax paid by the Landlord on goods and services acquired by the Landlord in connection with the maintenance, repair, replacement, operation, management and insuring of the Building.

In computing Operating Expenses, if less than one hundred percent (100%) of the rentable area of the Building is occupied during any period for which a computation must be made, the amount of Operating Expense may be increased to reflect the additional costs and recoveries that would have been incurred or received had one hundred percent (100%) of the rentable area of the Building been occupied during that period provided that such increase does not result in profit to the Landlord.  The foregoing shall apply only to those costs and recoveries which vary with occupancy of rentable premises in the Building such as cleaning costs, garbage removal costs and utility costs (provided the Landlord will not adjust those premises costs that it recovers directly from tenants).

(cc)

.

“Person” includes any individual, firm, partnership, corporation or other entity or any combination thereof.

“Premises” means those certain premises described in Section 1.1, with all Improvements, installations and equipment which are attached thereto at the Commencement Date or during the Term.  The boundaries of the Premises shall extend vertically, from the upper surface of the structural subfloor to the lower surface of the suspended ceiling vertically, and horizontally from the inside face of the glass in the permanent exterior building walls (whether or not the glass extends to the floor), or to the inside finish of those walls where they contain no glass, to the face of permanent interior walls and to the centre line of demising partitions.

“Prime Rate” means the rate of interest announced by the Royal Bank of Canada as its prime rate for commercial corporate borrowers of demand loans in Canadian dollars.

“Proportionate Share of Operating Expenses” means the percentage set forth in Section 1.6, subject to Landlord’s adjustment, and is based on a proportion established by Landlord between Gross Rentable Area for the Premises and the Gross Rentable Area for the Building.

“Proportionate Share of Taxes” means the percentage set forth in Section 1.8, subject to Landlord’s adjustment and is based on a proportion established by Landlord between Gross Rentable Area for the Premises and the Gross Rentable Area for the Building.

“Rent” means all sums of money payable by Tenant pursuant to the Lease.

“Rental Year” means the calendar year.  However, the first Rental Year shall mean the period from the Commencement Date to December thirty-first, and the final Rental Year shall mean the period from the end of the next-to-last Rental Year to the date of termination of this Lease. Landlord may by written Notice to Tenant specify an annual date upon which each subsequent Rental Year will commence, in which event the then current Rental Year for such purposes will terminate on the day preceding such date.

“Rules and Regulations” means the rules and regulations adopted by Landlord pursuant to Section 17.1.  The Rules and Regulations in force on the Commencement Date of the Lease are those set out in Schedule ”E”.

“Sales Taxes” means any and all goods and services, sales, value-added, multi-stage consumption, use Taxes (such as, without limitation, the Goods and Services Tax (G.S.T.) or any other similar taxes imposed on Landlord or Tenant with respect to Rent, to the Lease, to the goods and services provided by Landlord under the Lease including without limitation the rental of the Premises or administrative services provided to Tenant or to tenants generally.

“Specified Date” means such date as may be specified by Notice from Landlord to Tenant.

“Taxes” means all real estate taxes, water or services taxes, rates and assessments, and other taxes, charges, duties, levies or fees imposed by any lawful authority (whether municipal, provincial, parliamentary or otherwise) against the Building or any part thereof (including any accessories and Improvements), or in respect of the Common Areas, or upon Landlord in respect thereof, including, where applicable, all taxes, surtaxes, rates, assessments, duties, levies, fees, charges and impositions, general and special, levied or imposed for schools, public betterment, general or local improvements, save and except for Landlord’s Capital Taxes (which are included in Operating Expenses) and income taxes.

If the system of taxation now in effect is altered and any new tax, surtax, or levy whatsoever is imposed or levied on the Building or its owner(s) or on revenues from the Building, in substitution for or in addition to Taxes presently levied or imposed on immovables in the City where the Building is located, the term “Taxes” shall include such new tax, surtax or levy.

Landlord shall have the right from time to time to allocate and re-allocate Taxes among areas within the Building, provided such allocations are reasonable and, Landlord may exclude from the denominator in the proportionate share fraction, the Gross Rentable Area of any space that is not taxable or is exempt from Taxes.  In calculating Taxes for the Building, the Landlord will be entitled to include all amounts that would have been included as Taxes if the Building were fully occupied and fully taxable throughout the Rental Year in respect of which Taxes are calculated as commercial property.

“Term” means the period starting on the Commencement Date and terminating on the Expiration Date, subject to the terms and conditions set forth herein.

SCHEDULE D
UTILITIES AND SERVICES

1.

Cleaning

Landlord shall, Monday through Friday except holidays in each week, cause the office portion of the Premises, excluding storage areas and private washrooms, to be adequately cleaned, provided the same are kept in order by Tenant.  Such cleaning may be done between the hours of 5:00 P.M. and 6:00 A.M.  Windows shall be cleaned as Landlord shall determine.

2.

Elevators

(a)

Landlord shall provide and maintain in working order automatic passenger elevators for operation during Normal Business Hours and limited elevator service at other times.  Landlord shall be under no obligation to provide operators for any such passenger elevators and the fact that Landlord may in its discretion provide operators shall in no way obligate Landlord to continue such provision.

(b)

Freight service will be provided at such hours as Landlord may designate, and shall be subject to a charge as determined by Landlord.

(c)

Tenant shall have the use of the elevators in common with others but Landlord shall not be liable for any damage caused to Tenant and its officers, agents, employees, servants, visitors or licensees by such others using the elevators in common.

3.

Electric Current

(a)

Landlord, subject to its ability to obtain the same from its principal supplier and to the needs of Landlord and co-tenants, shall cause the Premises to be supplied with electric current for lighting and power.  Landlord shall permit its wires and conduits, (being normal office lighting and duplex receptacles) to be used for such purpose.

The obligation of Landlord hereunder shall be subject to any rules or regulations to the contrary of the authority providing electricity or any other municipal or governmental authority.

(b)

As an alternative to the foregoing and at Landlord’s discretion, Tenant shall arrange at its expense, directly from the authority providing the same, for the supply of electric current which Tenant shall pay for directly to such authority.  Subject to the needs of Landlord and co-tenants, Landlord shall permit its wires and conduits, (being normal office lighting and duplex receptacles) to be used for such purpose.

(c)

Tenant’s use of electric current shall never exceed the safe capacity of existing electrical wiring in the Premises.  Any special wires and conduits for Tenant’s special equipment and any required sub-meters shall be supplied and installed by Tenant at its expense.

(d)

At Landlord’s option, Tenant shall purchase from Landlord all lamps, bulbs and ballasts used in the Premises, and to pay for such lamps, bulbs and ballasts and the cost of installation thereof.  Any such payment by Tenant shall constitute final acceptance by Tenant of the price therefor and shall be final and binding and without return for any reason.

4.

Energy Conservation

Tenant shall co-operate with Landlord and shall participate in the implementation of programs relating to the conservation of energy and recycling of any materials in the Building.

5.

Drinking Water, Towels and Other Services

At Landlord’s option, Landlord shall be the sole supplier of drinking water, towels and any other services or materials, the right to furnish any such services or materials being hereby expressly reserved to Landlord.  When such services or materials shall be furnished by Landlord, prices shall be competitive and accounts therefor shall be rendered by Landlord at such time as it may elect and shall be immediately payable by Tenant as Additional Rent.  Any such payment by Tenant shall constitute final acceptance by Tenant of the price therefor and shall be final and binding and without return for any reason.

In the event that Landlord should elect not to furnish any such services or materials, only persons authorized by Landlord will be permitted to furnish them to Tenant at Tenant’s sole cost and expense, and only at hours and under regulations fixed by Landlord.

6.

Heating or Air-conditioning

(a)

Landlord shall provide during Normal Business Hours a constant supply of air that is filtered and humidified and either heated or cooled as conditions may require.

(b)

Landlord shall be under no obligation to operate the air-conditioning system in excess of what may be, in its opinion, reasonable and normal in the circumstances, provided always, however, that the obligations of Landlord hereunder shall be conditional upon the following:

(i)

Tenant keeping all exterior windows closed at all times and blinds fully drawn on all windows exposed to the sun during the cooling cycle, and keeping all registers free from obstruction so as to permit the proper flow and circulation of air therefrom.

(ii)

the average amount of electrical energy consumed by lights and machines in the Premises not exceeding two (2) Watts per square foot; and

(iii)

the occupancy of the Premises not exceeding one person per hundred square feet of space.

(c)

All individual controls required by Tenant shall be installed at Tenant’s expense.

(d)

In case Landlord deems it necessary to run portions of the system through the Premises in order to serve other tenants, Tenant shall permit Landlord and its agents and contractors to perform such work in the Premises.

(e)

Nothing contained in this Schedule or in the Lease shall be deemed to create any obligation of Landlord to furnish electricity, heating, air-conditioning or any other services to Tenant to the extent these are required by the use in the Premises of special equipment such as computers or other electrical or similar equipment or by the existence in the Premises of electrical, computer, storage or equipment rooms.

SCHEDULE E
RULES AND REGULATIONS

1.

Tenant shall not perform any acts or carry on any practices which may, in the reasonable opinion of Landlord, tend to lower the character of the Building, damage or injure the Premises or be a nuisance or menace to other tenants or users of the Building or make or permit any improper noises, odors, smoke or vibrations in the Building or in the Premises and shall forthwith upon request by Landlord discontinue all acts or practices in violation of this clause and repair any damage or injury caused thereby.  Without limiting the generality of the foregoing, Tenant shall utilize no medium which can be heard or experienced outside the Premises.

2.

Tenant shall not cause unnecessary labour by reason of carelessness and indifference to the preservation of good order and cleanliness in the Premises and in the Building.

3.

No animals shall be brought or kept in or about the Building.

4.

Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall co-operate to prevent the same.

5.

The sidewalks, entries, passages, escalators, elevators and staircases shall not be obstructed or used by Tenant or its clerks, servants, agents, visitors or licensees for any other purpose than ingress to and egress from the Premises.  Nothing shall be thrown by Tenant, its clerks, servants, agents, visitors or licensees, out of the windows or doors, or into the entries, passages, escalators, elevators or staircases of the Building.  Landlord reserves entire control of the sidewalks, entries, passages, escalators, elevators, staircases, and corridors which are not expressly included within this Lease, and shall have the right to make such repairs, replacements, alterations, additions, decorations and improvements and to place such signs and appliances therein, as it may deemed advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

6.

Tenant shall use and cause any third party to use the facilities designated by Landlord to receive, deliver, or move any material, furniture or equipment within, in or out of the Premises or the Building, as the case may be.

7.

Landlord shall have the right to prohibit any advertising of or by Tenant, which in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices or for financial, insurance and other institutions and businesses of a like nature.  Upon written Notice from Landlord, Tenant shall refrain from or discontinue such advertising.

8.

No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building, except on the directories and doors of offices, and then only of such size, colour and style as Landlord shall determine and approve.

9.

The sashes, sash-doors, windows, glass doors and the lights and skylights that reflect or admit light into the halls or other places in the Building shall not be covered or obstructed, nor shall anything, whether books, packages, flower pots or any other articles whatsoever, be placed upon or hung from the window sills.  Without limiting the generality of the foregoing, Tenant shall not apply or attach to the windows of the Premises any material, substance or thing, of any nature whatsoever and shall specifically refrain from applying any film, solar or otherwise, to the said windows.

10.

Tenant shall not sell or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets, lottery tickets or such articles as are customarily sold in tobacco shops, soda fountains or lunch counters, or any other goods, wares or merchandise whatsoever, in or from the Premises.  Tenant shall not carry on or permit or allow any employee or other person to carry on the business of a restaurant, a cafeteria, a cocktail lounge, or food or beverages delivery or sale, or any business other than that specifically provided for in this lease.

11.

Tenant shall not allow smoking in the interior Common Areas (including without limitation in staircases, washrooms, and emergency exits), except in areas, if any, expressly designated by Landlord for such purpose.  Tenant is encouraged to adopt a similar non-smoking policy in respect of the Premises. If Tenant allows smoking in the Premises, Tenant shall be responsible for complying with all applicable Laws and for the installation, at its cost, of an adequate ventilation system, to Landlord’s satisfaction.

12.

The workmen of Landlord must be employed by Tenant at Tenant’s expense for repairs, painting, lettering, interior moving and other similar work that may be done on the Premises.

13.

Tenant shall not mark, paint, drill into or in any way deface the walls, ceilings, partitions, floors, woods, stone or iron work, or any other appurtenance to the Premises.

14.

Tenant shall not install window shades of any colour other than the typical colours from time to time approved by Landlord.  Tenant shall not install curtains or venetian blinds without the approval of Landlord.

15.

Tenant shall not lay linoleum, rubber, cork or other floor covering so that the same shall come in direct contact with the floor, and if linoleum, rubber, cork or other floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor by a paste or other adhesive which may be readily removed with water.

16.

The water and wash closets and urinals shall not be used for any other purpose than the purposes for which they were respectively constructed, and the expense of any breakage, stoppage, or damage resulting from a violation of this rule by Tenant or its clerks, agents, servants, visitors or licensees, shall be borne by Tenant.

17.

If any apparatus used or installed by Tenant requires a permit as a condition for installation, Tenant must file such permit with Landlord.

18.

All persons entering and leaving the Building between the hours of 7:00 P.M. and 8:00 A.M. on business days, and all persons entering and leaving the Building on Saturdays, Sundays and holidays, shall register with Landlord in a manner established from time to time by Landlord.  Between the hours of 7:00 P.M. and 8:00 A.M. on business days, and on Saturdays, Sundays and holidays, Landlord will have the right to prevent any person from entering or leaving the Building unless provided with a key or an electronic pass to the Premises to which such person seeks entrance, or a pass issued and signed by Tenant upon the letterhead of Tenant and countersigned by Landlord.  Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the employees and agents of Landlord.  This rule is made for the protection of Tenant, but Landlord shall be under no responsibility for failure to enforce it.

19.

Landlord shall have power to prescribe the weight and position of safes and other heavy equipment, which shall be placed and stood only on such plank strips or skids or element of the structure, as Landlord may prescribe, to distribute the weight properly.  All damage done to the Building by taking in or moving out a safe or any other Article of Tenant’s equipment or merchandise, or due to its being on the Premises, shall be repaired at the expense of Tenant.  The moving of safes shall occur only during such hours as Landlord may from time to time establish and upon previous Notice to Landlord, and the persons employed to move the safes in and out of the Building must be acceptable to Landlord.  Safes will be moved through the halls and corridors only upon steel bearing plates.  No freight or bulky matter of any description will be received into the Building or carried in the elevators, except during hours approved by Landlord.

20.

Notice shall be given by Tenant to Landlord with respect to Tenant’s intention to place any heavy material or thing within the Premises and all details and specifications thereof shall be supplied to Landlord’s structural engineers for its approval.  Any and all engineer’s costs for consultation shall be borne by Tenant.

21.

Tenant agrees to observe all reasonable Rules and Regulations regarding the security and protection of the Building and the tenants thereof including without limitation the right of Landlord to search the Person of and/or any Article carried by any Person entering or leaving the Building.

22.

The Tenant shall not bring into or store in the Premises any inflammable liquid or dangerous or explosive materials, or cleaners, solvents or other chemicals or matters which may be considered as pollutants or contaminants or as hazardous wastes under any laws, by-laws, ordinances or regulations, or any items or fixtures that, by reason of their nature, weight, size or use, may constitute a nuisance (including, without limitation, noises, vibrations or offensive odours) or damage or endanger any part of the Building.

23.

Tenant agrees that the Rules and Regulations hereinabove stipulated, and such other and further Rules and Regulations as Landlord may make, being in its judgment needful for the reputation, safety, care or cleanliness of the Building and Premises, or the operation, maintenance or protection of the Building and its equipment, or the comfort of tenants, shall be faithfully observed and performed by Tenant, and by its clerks, servants, agents, visitors and licensees.  Landlord shall have the right to change said rules and to waive in writing or otherwise, any or all of the said rules in respect of any one or more tenants, and Landlord shall not be responsible to Tenant for non-observance or violation of any of said Rules and Regulations by any other tenant or other Person.  The provisions of the Rules and Regulations shall not be deemed to limit any obligation or provision of this Lease to be performed or fulfilled by Tenant.

SCHEDULE F
PARKING LICENSE – 1867 YONGE STREET, TORONTO

THIS AGREEMENT MADE the 20th day of October, 2006.

BETWEEN:

1867 YONGE STREET INC.

(herinafter referred to as the “Landlord”)

OF THE FIRST PART

PEACE ARCH ENTERAINMENT GROUP INC.

(herinafter referred to as the “Licensee”

OF THE SECOND PART

WHEREAS the Landlord and the Licensee have entered into a Lease dated the 20th day of October, 2006, (hereinafter referred to as the “Lease”) pursuant to which the Landlord leased to the Licensee Premises at 1867 Yonge Street in the City of Toronto (the “Development/ Building”);

WHEREAS the Licensee is desirous of securing Ten (10) unreserved parking spaces located in the Development/Building;

NOW WITNESSETH THERFOR  that in consideration of the covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto covenant and agree as follows:

1.

The Landlord grants a license to the Licensee permitting the Licensee to use Ten (10) unreserved parking spaces in the underground parking area of the Development (the “Parking Area”) on a month-to-month basis commencing on the 1st day of August, 2007.  This license may be terminated by either party at the end of any month by such party giving the other party thirty (30) days written notice of its intention to terminate the license.

2.

If during the Term the Tenant leases additional space in the Development/Building (other than storage space), whether by option or otherwise, it shall have the option of increasing the number of such underground unreserved parking spaces to which it is entitled to use by that number which is obtained when the Rentable Area of such additional space is divided by the building square feet and the result thereof is rounded to the nearest whole number, provided that such parking spaces are available.

3.

The Licensee shall pay to the Landlord (or to the parking operator if the Landlord so directs) throughout the Term for such parking spaces a parking fee at the prevailing rates being charged for parking permits in the Parking Area from time to time, which parking fee is at the present rate of One Hundred and Thirty-Five Dollars ($135.00) per month plus applicable taxes per unreserved space.  Non-payment therof shall be treated as non-payment of Rent (as defined in the Lease) under the Lease.

4.

The parking fee payable pursuant to this Agreement shall be paid monthly in advance on the first (1st) day of each and every month.

5.

It is understood and agreed that the use of each such parking space by the Licensee is subject to and qualified by the following provisions:

(a)

the parking spaces are for the use of one (1) vehicle per space by the Licensee and accordingly the Licensee will be issued with one (1) parking permit per parking space by the Landlord or the operator of the Parking Area, which permit shall remain the property of the Landlord or the operator of the Parking Area, as the case may be, if the Landlord exercises its right to revoke the Licensee’s privileges to which that permit relates;

(b)

the Licensee shall not be entitled to assign, sub-license or part with possession of its right to use any or all or any of the said parking spaces;

(c)

the Licensee’s use of the Parking Area shall be subject to all rules and regulations established from time to time;

(d)

the use by the Licensee of the Parking area is subject to the exclusive control of the Landlord;

(e)

the Licensee agrees to indemnify the Landlord against all liability, claims, damages or expenses due to or arising out of any action or omission or neglect by the Licensee, its agents, servants, invitees or licensees on or about the Parking Area or due to or arising out of any breach by the Licensee of the provisions of this Agreement or any rules or regulations established from time to time by the Landlord or the operator of the Parking Area;

(f)

the Licensee shall use the Parking Area at is sole risk, and the Landlord will not be liable for any loss, injury or damage caused to persons using the Parking Area or to automobiles or their contents or any other property, the responsibility for insuring against any such loss, injury or damage being that of the Licensee who hereby waives on behalf of itself and its insurers any rights of subrogation against the Landlord; and

(g)

the Licensee shall pay to the Landlord (or to the operator of the Parking Area) a replacement fee for each and every access card that is lost or misplaced or damaged. This replacement fee is currently Twenty-Five Dollars ($25.00) and is subject to change from time to time.

6.

All rights and liabilities herein granted to, or imposed upon the respective parties hereto, extend to and bind the successors and assigns of the Landlord and the Licensee, as the case may be. No rights, however, shall enure to the benefit of any assignee of the Licensee unless the assignment to such assignee has been consented to by the Landlord in writing. If there is more than one licensee, they are all bound jointly and severally by the terms, covenants and conditions herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

LANDLORD:	1867 YONGE STREET INC. Per: /s/ Les Miller Name: Les Miller Position:COO I have authority to bind the Corporation.
LICENSEE:

PEACH ARCH ENTERTAINMENT GROUP INC.

Per: /s/ Gary Howsam

Name: Gary Howsam

Position:CEO

I have authority to bind the Corporation.

Per: /s/ Gary Howsam

Name: Gary Howsam

Position:CEO

I have authority to bind the Corporation.